UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-21237

                 Unified Series Trust
(Exact name of registrant as specified in charter)

2960 N. Meridian St.
Indianapolis, IN                                             46208
(Address of principal executive offices)   (Zip code)

Christopher E. Kashmerick
Huntington Asset Services, Inc.
2960 N. Meridian St. Suite 300
Indianapolis, IN 46208
(Name and address of agent for service)

Registrant's telephone number, including area code:    317-917-7000

Date of fiscal year end:    10/31

Date of reporting period: 10/31/2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The Sound Mind Investing Funds
The Sound Mind Investing Fund The Sound Mind Investing Managed Volatility Fund

Annual Report

October 31, 2010

Fund Advisor:

SMI Advisory Services, LLC
11561 W. Grandview Dr.
Columbus, IN 47201

Toll Free (877) SMI-FUND

www.smifund.com

Dear Fellow Shareholder,

Two years have now passed since the darkest days of the financial crisis, yet its impact is still felt, both in the psyche of Main Street investors and the policy decisions emanating from Washington. Despite another good year for the financial markets and the fact that stocks are roughly 80% higher than their 2009 lows, the dominant financial conversation is centered on the Federal Reserve’s plans for “QE 2.0.” The fact that the economy still seems to need this type of artificial policy support makes it more understandable why many investors have distrusted this rally all along, consistently pulling money out of domestic equity funds and pouring it into bond funds over the past year and a half.

While distrusting this bull market may be understandable, it certainly hasn’t been profitable. Investors who bucked the trend and stayed invested in equities this year were handsomely rewarded. The large-company dominated S&P 500 Index gained 16.54% for the year ended 10/31/2010, while the broader Wilshire 5000 Index did even better, gaining 19.41%. As these numbers indicate, small-company stocks have had the edge this year over their larger brethren.

Strong as those broad market returns were, the results for the Sound Mind Investing Fund (SMIFX) were even better, as it gained 21.15% for the year (see page 3 for performance details). The core investing strategy of the SMI Funds, called Fund Upgrading, was largely successful—incrementally transitioning the portfolio as the market shifted from strength early in the year, to a swift and deep summer correction, and back to strength in September and October.

That’s a challenging environment for a trend-following system like Upgrading. Generally speaking, as the market exhibits strength over an extended period of time, our portfolio tends to shift towards the faster-growing funds, which often carry more risk. When the market corrects, the portfolio tends to be somewhat exposed at first, hurting performance. If that correction is short-lived, as we saw in the roughly 8% dip from mid-January through mid-February, the Upgrading momentum formula we rely upon largely ignores the downturn, and our portfolio stays well positioned for any subsequent rebound.

However, when a longer and deeper correction sets in, as occurred from April through July, the depth of the losses and the length of time the market has been in decline starts to cause an incremental rotation among the holdings of the SMI Funds. This is appropriate and proper, as there is no way to know for sure whether a 15% correction will ultimately turn into a 30% bear market. But in those cases where the market does ultimately rebound sharply, as the market did this year, the more conservative holdings acquired during the correction wind up acting as a drag on later performance.

Managed Volatility Disappointment

While the flagship SMI Fund (SMIFX) had another strong year, that wasn’t the case for the SMI Managed Volatility Fund (SMIVX). The 10.28% return it posted for the year ended 10/31/2010 lagged both the S&P 500’s gain of 16.54% and the Wilshire 5000’s gain of 19.41%.

This is the second straight year the SMI Managed Volatility Fund has lagged the market by a significant margin. While the fund is ahead of both the S&P 500 and Wilshire 5000 since the fund’s inception (late 2006), it has become increasingly evident how difficult it can be to own this fund during a powerful, sustained bull market.

The SMI Managed Volatility fund uses the same core Upgrading strategy as the flagship SMI Fund. Given that the SMI Fund has been quite successful, it’s fairly clear that the problem isn’t the Upgrading strategy. Rather, the reason the Managed Volatility Fund has lagged the market recently is because of the hedging strategy that accompanies Upgrading within the portfolio. The same hedges that helped this fund so much in 2008’s downturn have hurt the fund’s performance substantially in the 2009-2010 bull market. The hedging strategy costs the fund money when the market rises, but is particularly frustrating when whipsaws like this summer’s market correction occur. In that case, the low hedging level going into the correction didn’t help the fund nearly as much as its high hedging level coming out of the correction hurt the fund in the subsequent rebound.

Once again, the longer-term performance of the Managed Volatility fund hasn’t been particularly bad: it has surpassed the market indexes since inception, doing so with significantly lower volatility. Still, we recognize that while it’s great to dramatically outperform when the market goes through a full-fledged bear market, it’s difficult for many investors to stay invested in a fund that significantly trails the market during extended bullish periods.

Conclusion

With the SMI Fund closing in on its five-year anniversary, it’s worth reflecting on the strength the Upgrading strategy has shown. Despite the worst bear market in generations, investors who bought the fund at inception have cumulative profits of 18.78% (compared to gains of just 7.80% for the Wilshire 5000 and 3.75% for the S&P 500). On an annualized basis, that means Upgrading has been roughly 2% better than the market per year. Granted, Upgrading hasn’t been able to turn this bad market stretch into great results for shareholders. But stock investing is meant for those with long-term time horizons, and over longer time periods, there has always been a strong tendency for stock market returns to revert towards their long-term averages. Upgrading’s ability to add value in excess of the market’s return hopefully bodes well for shareholders should the market be able to eventually produce returns more closely in keeping with its longer-term averages.

We appreciate the confidence you have placed in us to be a faithful steward of your assets, even as you strive to be a faithful steward of His assets.

Sincerely,
Mark Biller
Senior Portfolio Manager
The Sound Mind Investing Funds

Performance Results – (Unaudited)

Total Return*
(For the periods ended October 31, 2010)

	Three Months	Six Months	One Year	Average Annual Return Three Year	Since Inception (December 2, 2005)
The Sound Mind Investing Fund	9.51%	1.13%	21.15%	-5.30%	3.56%
S&P 500(R) Index**	7.97%	0.76%	16.54%	-6.48%	0.75%
Wilshire 5000 Index**	8.50%	1.11%	19.41%	-5.46%	1.54%

Total annual operating expenses, including fees and expenses of underlying funds, for the fiscal year ended October 31, 2009, as disclosed in the Fund's prospectus, were 2.28% of average daily net assets. The actual gross expense ratio of the Fund, excluding expenses of the underlying funds, for the fiscal year ended October 31, 2010 was 1.22%. The Advisor contractually has agreed to cap certain operating expenses (excluding indirect expenses such as acquired fund fees) of the Fund through February 28, 2011.

Total Return*
(For the periods ended October 31, 2010)

	Three Months	Six Months	One Year	Average Annual Return Three Year	Since Inception (December 29, 2006)
The Sound Mind Investing Managed Volatility Fund	6.26%	-4.41%	10.28%	-7.12%	-1.34%
S&P 500(R) Index**	7.97%	0.76%	16.54%	-6.48%	-2.63%
Wilshire 5000 Index**	8.50%	1.11%	19.41%	-5.46%	-1.67%

Total annual operating expenses, including fees and expenses of underlying funds, for the fiscal year ended October 31, 2009, as disclosed in the Fund's prospectus, were 2.64% of average daily net assets (2.48% after fee waivers/expense reimbursements by the Advisor). The actual gross expense ratio of the Fund, excluding expenses of the underlying funds, for the fiscal year ended October 31, 2010 was 1.65% (1.50% after fee waivers/expense reimbursements by the Advisor). The Advisor contractually has agreed to cap certain operating expenses (excluding indirect expenses such as acquired fund fees) of the Fund through February 28, 2011.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-764-3863.

*     Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The Standard & Poor’s 500® Index and Wilshire 5000 Index are unmanaged indices that assume reinvestment of all distributions and exclude the effect of taxes and fees.  The Standard & Poor’s 500® Index and Wilshire 5000 Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in each Fund’s portfolio. The returns of the Indices are not reduced by any fees or operating expenses. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Funds and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

The chart above assumes an initial investment of $10,000 made on December 2, 2005 (commencement of Fund operations) and held through October 31, 2010. The S&P 500 Index® and Wilshire 5000 Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call        1-877-764-3863.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

The chart above assumes an initial investment of $10,000 made on December 29, 2006 (commencement of Fund operations) and held through October 31, 2010. The S&P 500® Index and Wilshire 5000 Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.  THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call        1-877-764-3863.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings – (Unaudited)

      1As a percentage of net assets.

The Sound Mind Investing Fund seeks long term capital appreciation. The Fund seeks to achieve its objective by investing in a diversified portfolio of other investment companies using a “fund upgrading” strategy.  The fund upgrading investment approach is a systematic investment approach that is based on the belief of the Fund’s advisor, SMI Advisory Services, LLC, that superior returns can be obtained by constantly monitoring the performance of a wide universe of mutual funds, and standing ready to move assets into the funds deemed by the advisor to be most attractive at the time of analysis.

      1As a percentage of net assets.

Fund Holdings – (Unaudited) - continued

The Sound Mind Investing Managed Volatility Fund seeks to provide long term capital appreciation with less volatility than broad U.S. equity markets. The Fund seeks to achieve its objective by investing in a diversified portfolio of other equity mutual funds using a “fund upgrading” strategy.  The Fund seeks to achieve lower volatility through asset allocation across appropriate asset classes (represented by the underlying equity mutual funds) and the use of derivative transactions to hedge the Fund’s exposure to volatility with respect to underlying funds or the equity markets generally. In connection with its hedging strategy, the Fund may invest in futures contracts and options on futures contracts and may engage in short sales.

Availability of Portfolio Schedule – (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov.  The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 through October 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the fee imposed on short-term redemptions. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

Summary of Fund’s Expenses – (Unaudited) - continued

The Sound Mind Investing Fund	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period May 1, 2010 – October 31, 2010*
Actual	$1,000.00	$1,011.33	$6.11
Hypothetical **	$1,000.00	$1,019.13	$6.14

*Expenses are equal to the Fund’s annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).
** Assumes a 5% return before expenses.

The Sound Mind Investing Managed Volatility Fund	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period May 1, 2010 – October 31, 2010*
Actual	$1,000.00	$955.94	$7.28
Hypothetical **	$1,000.00	$1,017.77	$7.51

*Expenses are equal to the Fund’s annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).
** Assumes a 5% return before expenses.

The Sound Mind Investing Funds
The Sound Mind Investing Fund
Schedule of Investments
October 31, 2010

Mutual Funds - 88.67%	Shares	Value

Mutual Funds Greater Than 1% of The Sound
Mind Investing Fund's Net Assets - 86.48%

Allianz NJF Renaissance Fund - Institutional Class (b)	742,125	$ 12,274,752
Ariel Fund	296,454	13,100,320
Columbia Acorn International - Class Z	171,341	6,718,277
Delaware Small Cap Value Fund - Institutional Class (b)	247,771	8,907,378
Delaware SMID Cap Growth Fund - Institutional Class (a) (b)	529,680	12,187,947
Fairholme Fund	230,146	7,822,667
Fidelity International Small Cap Fund	296,805	6,131,995
The Gabelli Value Fund - Class A (b)	479,794	7,240,092
Invesco Van Kampen Capital Growth Fund - Institutional Class (a)	919,834	11,737,083
Ivy Small Cap Growth Fund - Institutional Class (a) (b)	786,244	11,424,128
Janus Overseas Fund - Class T	285,832	14,111,507
MFS New Discovery Fund - Institutional Class (a) (b)	493,043	11,527,344
Morgan Stanley Focus Growth Fund - Institutional Class (a)	397,211	13,989,774
Morgan Stanley Institutional Fund Trust - Mid Cap Growth Portfolio (a)	394,982	13,393,852
Oakmark International Fund - Institutional Class	233,628	4,345,475
Oakmark International Small Cap Fund - Institutional Class	714,106	9,626,153
Oppenheimer International Small Company Fund - Class Y (b)	621,671	15,081,731
Putnam Voyager Fund - Class Y	601,522	13,901,181
RidgeWorth Small Cap Value Equity Fund - Investor Class	585,330	7,404,427
Templeton Foreign Smaller Companies Fund - Advisor Class (b)	384,471	5,951,606
Touchstone Sands Capital Select Growth Fund - Class Y (a) (b)	1,281,791	12,074,468
T.Rowe Price International Discovery Fund	85,569	3,652,936
Wasatch International Growth Fund (a) (b)	508,877	9,907,834
The Yacktman Fund	782,362	12,987,202

TOTAL MUTUAL FUNDS GREATER THAN 1% OF THE SOUND
MIND INVESTING FUND'S NET ASSETS (Cost $202,636,720)		245,500,129

Mutual Funds Less Than 1% of The Sound
Mind Investing Fund's Net Assets - 2.19% (c)

Allianz NFJ Dividend Value Fund - Institutional Class	200	2,196
Allianz NFJ Small-Cap Value Fund - Institutional Class	162	4,539
Artisan International Small Cap Fund - Investor Class	150	2,892
Artisan International Value Fund - Investor Class	150	3,875
Artisan Mid Cap Value Fund - Investor Class	200	3,876
Artisan Small Cap Value Fund - Investor Class	150	2,328
BlackRock International Opportunities Portfolio - Institutional Class	100	3,421
Bridgeway Small Cap Growth Fund	205	2,097
Bridgeway Small Cap Value Fund	179	2,278
Brown Capital Management Small Company Fund - Institutional Class (a)	109	4,263
Buffalo Small Cap Fund	150	3,555
Columbia Acorn Select - Class Z (a)	150	3,976
Columbia Small Cap Growth I Fund - Class Z (a)	100	2,789
Dreyfus Premier Midcap Value Fund	100	3,086
DWS Dreman Small Cap Value Fund - Institutional Class	85	2,926
Federated Kaufman Small Cap Fund - Class A (a)	34,126	831,304
Fidelity Mid-Cap Stock Fund	150	3,894
Fidelity Small Cap Stock Fund (a)	150	2,661
First Eagle Fund of America - Class A (a)	105,755	2,544,454
Franklin Small Cap Value Fund - Advisor Class	100	4,087
Hartford International Opportunities Fund - Class Y	248	3,760

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
The Sound Mind Investing Fund
Schedule of Investments - continued
October 31, 2010

Mutual Funds - 88.67% - continued	Shares	Value

Mutual Funds Less Than 1% of The Sound
Mind Investing Fund's Net Assets - 2.19% (c) - continued

Janus Venture Fund - Class T (a)	100	$4,939
JPMorgan Small Cap Equity Fund - Class S	226	7,761
Longleaf Partners Fund	150	4,016
Longleaf Partners Small-Cap Fund (a)	100	2,403
Neuberger Berman Genesis - Institutional Class (a)	100	4,115
Oakmark Select Fund - Institutional Class	150	3,984
Oberweis Micro-Cap Fund (a)	175	1,916
Oppenheimer Small & Mid Cap Value Fund - Class Y (a)	100	3,008
Perkins Mid Cap Value Fund - Class T	200	4,242
Royce Low-Priced Stock Fund - Institutional Class	150	2,445
Royce Premier Fund - Investor Class (a)	300	5,535
Royce Opportunity Fund - Institutional Class	150	1,587
T. Rowe Price Small-Cap Value Fund	100	3,312
Third Avenue Value Fund - Institutional Class	54,536	2,734,436
Tweedy Browne Global Value Fund	150	3,474

TOTAL MUTUAL FUNDS LESS THAN 1% OF THE SOUND
MIND INVESTING FUND'S NET ASSETS (Cost $5,977,205) (c)		6,225,430

TOTAL MUTUAL FUNDS (Cost $208,613,925)		251,725,559

Exchange-Traded Funds - 11.01%

Consumer Discretionary Select Sector SPDR Fund	92,215	3,251,501
Guggenheim Multi-Asset Income Index ETF	249,395	4,943,009
Industrial Select Sector SPDR Fund	123,476	3,973,458
iShares DJ Select Dividend Index Fund	39,995	1,922,959
iShares DJ U.S. Transportation Average Index Fund	63,440	5,441,249
Vanguard Emerging Markets ETF	178,627	8,372,247
WisdomTree Equity Income Fund	87,760	3,348,044

TOTAL EXCHANGE-TRADED FUNDS (Cost $29,090,821)		31,252,467

Money Market Securities - 0.66%
Fidelity Institutional Treasury Portfolio - Class I, 0.02% (d)	1,882,460	1,882,460

TOTAL MONEY MARKET SECURITIES (Cost $1,882,460)		1,882,460

TOTAL INVESTMENTS (Cost $239,587,206) - 100.34%		$284,860,486

Liabilities in excess of other assets - (0.34)%		(968,084)

TOTAL NET ASSETS - 100.00%		$283,892,402

(a) Non-income producing.
(b) A portion of this security may be deemed illiquid due to the Investment Company Act of 1940 provision stating that no issuer of any investment company security purchased or acquired by a registered investment company shall be obligated to redeem such security in an amount exceeding 1 per centum of such issuer's total outstanding securities during any period of less than thirty days.
(c) Small investments are occasionally retained in mutual funds that are closed to new investment, or in the manager's opinion are at risk to close, so as to allow the Fund the flexibility to reinvest in these funds in the future.
(d) Variable rate security; the money market rate shown represents the rate at October 31, 2010.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
The Sound Mind Investing Managed Volatility Fund
Schedule of Investments
October 31, 2010

Mutual Funds - 92.99%	Shares	Value

Mutual Funds Greater Than 1% of The Sound
Mind Investing Managed Volatility Fund's Net Assets - 92.86%

Allianz NJF Renaissance Fund - Institutional Class	109,476	$1,810,731
Ariel Fund	47,276	2,089,136
Delaware SMID Cap Growth Fund - Institutional Class (a)	68,956	1,586,679
Fidelity International Small Cap Fund	20,257	418,518
First Eagle Fund of America - Class A (a)	24,331	585,412
The Gabelli Value Fund - Class A	77,453	1,168,760
Invesco Van Kampen Capital Growth Fund - Institutional Class (a)	40,462	516,298
Ivy Small Cap Growth Fund - Institutional Class (a)	71,750	1,042,529
Janus Overseas Fund - Class T	55,694	2,749,618
MFS New Discovery Fund - Institutional Class (a)	53,598	1,253,124
Morgan Stanley Focus Growth Fund - Institutional Class (a)	22,238	783,212
Morgan Stanley Institutional Fund Trust - Mid Cap Growth Portfolio (a)	47,662	1,616,209
Oakmark International Small Cap Fund - Institutional Class	22,837	307,845
Oppenheimer International Small Company Fund - Class Y	99,287	2,408,715
Putnam Voyager Fund - Class Y	102,764	2,374,874
RidgeWorth Small Cap Value Equity Fund - Investor Class	84,155	1,064,556
Templeton Foreign Smaller Companies Fund - Advisor Class	32,373	501,132
Touchstone Sands Capital Select Growth Fund - Class Y (a)	202,466	1,907,229
Wasatch International Growth Fund (a)	100,640	1,959,454
The Yacktman Fund	135,158	2,243,621

TOTAL MUTUAL FUNDS GREATER THAN 1% OF THE SOUND
MIND INVESTING MANAGED VOLATILITY FUND'S NET ASSETS (Cost $22,562,196)		28,387,652

Mutual Funds Less Than 1% of The Sound
Mind Investing Managed Volatility Fund's Net Assets - 0.13% (b)

Artisan Small Cap Value Fund - Investor Class	150	2,328
BlackRock International Opportunities Portfolio - Institutional Class	100	3,421
Brown Capital Management Small Company Fund - Institutional Class (a)	150	5,866
Buffalo Small Cap Fund	150	3,555
FBR Focus Fund (a)	100	4,757
Janus Venture Fund - Class T (a)	100	4,939
JPMorgan Small Cap Equity Fund - Class S	100	3,438
Longleaf Partners Fund	150	4,015
Longleaf Partners Small-Cap Fund (a)	100	2,403
Oppenheimer Small & Mid Cap Value Fund - Class Y (a)	100	3,008
Royce Opportunity Fund - Institutional Class	150	1,587

TOTAL MUTUAL FUNDS LESS THAN 1% OF THE SOUND
MIND INVESTING MANAGED VOLATILITY FUND'S NET ASSETS (Cost $34,212) (b)		39,317

TOTAL MUTUAL FUNDS (Cost $22,596,408)		28,426,969

Exchange-Traded Funds - 5.54%

Guggenheim Multi-Asset Income Index ETF	36,610	725,610
iShares DJ Select Dividend Index Fund	20,170	969,774

TOTAL EXCHANGE-TRADED FUNDS (Cost $1,606,662)		1,695,384

TOTAL INVESTMENTS (Cost $24,203,070) - 98.53%		$30,122,353

Other assets less liabilities - 1.47%		448,589

TOTAL NET ASSETS - 100.00%		$30,570,942

(a) Non-income producing.
(b) Small investments are occasionally retained in mutual funds that are closed to new investment, or in the manager's opinion are at risk to close, so as to allow the Fund the flexibility to reinvest in these funds in the future.

The Sound Mind Investing Funds
The Sound Mind Investing Managed Volatility Fund
Futures Contracts
October 31, 2010

	Number of	Underlying Face	Unrealized
	(Short)	Amount at	Appreciation
Short Futures Contracts	Contracts	Fair Value	(Depreciation)

E-Mini MSCI EAFE Index Futures Contract December 2010 (a)	(40)	$(3,230,400)	$(236,600)
E-Mini S&P 500 Futures Contract December 2010 (b)	(21)	(1,238,685)	(78,645)
E- Mini Russell 2000 Mini Futures Contract December 2010 (c)	(17)	(1,193,740)	(116,875)

Total Short Futures Contracts			$(432,120)

(a) Each E-Mini MSCI EAFE Index Futures contract has a multiplier of 50 shares.
(b) Each E-Mini S&P 500 Futures contract has a multiplier of 50 shares.
(c) Each E-Mini Russell 2000 Mini Futures contract has a multiplier of 100 shares.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Statements of Assets and Liabilities
October 31, 2010
		The Sound Mind
	The Sound Mind	Investing Managed
Assets	Investing Fund	Volatility Fund
Investments in securities:
At cost	$239,587,206	$ 24,203,070
At value	$284,860,486	$ 30,122,353

Cash held at broker (a)	-	506,922
Receivable for fund shares sold	272,433	-
Receivable for investments sold	1,311,661	200,138
Interest receivable	41	1
Prepaid expenses	24,021	5,590
Total assets	286,468,642	30,835,004

Liabilities
Payable to Advisor (b)	231,246	23,647
Payable for investments purchased	2,159,956	-
Payable for fund shares redeemed	114,934	100,163
Payable for net variation margin on futures contracts	-	8,440
Cash overdraft	-	96,815
Payable to administrator, fund accountant and transfer agent	36,578	12,530
Payable to trustees and officers	1,183	1,333
Payable to custodian	5,215	1,529
Other accrued expenses	27,128	19,605
Total liabilities	2,576,240	264,062

Net Assets	$283,892,402	$ 30,570,942

Net Assets consist of:
Paid in capital	$281,309,453	$ 33,654,428
Accumulated net realized gain (loss) from investment transactions	(42,690,331)	(8,570,649)
Net unrealized appreciation (depreciation) on:
Investment Securities	45,273,280	5,919,283
Futures Contracts	-	(432,120)

Net Assets	$283,892,402	$ 30,570,942

Shares outstanding (unlimited number of shares authorized)	26,507,359	3,274,908

Net Asset Value (NAV) and offering price per share	$ 10.71	$ 9.33

Redemption price per share (c) (NAV * 98%)	$ 10.50	$ 9.14

(a) Cash used as collateral for futures contract transactions.
(b) See Note 5 in the Notes to the Financial Statements.
(c) The redemption price per share reflects a redemption fee of 2.00% on shares redeemed within 90 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Statements of Operations
For the fiscal year ended October 31, 2010

		The Sound Mind
	The Sound Mind	Investing Managed
	Investing Fund	Volatility Fund

Investment Income
Dividend income	$2,103,150	$ 315,992
Interest income	290	161
Total Investment Income	2,103,440	316,153

Expenses
Investment Advisor fee (a)	2,614,169	336,295
Administration expense	185,573	32,111
Transfer agent expense	137,647	58,602
Fund accounting expense	71,499	24,999
Registration expense	34,727	23,016
Custodian expense	53,213	16,587
Legal expense	20,190	21,470
Printing expense	25,592	3,836
Insurance expense	21,126	4,008
Auditing expense	14,000	14,000
Miscellaneous expense	8,786	2,066
CCO expense	7,719	7,829
Pricing expense	3,979	2,737
Trustee expense	6,484	6,481
24f-2 expense	1,294	-
Other expense - Overdraft fee	414	1,108
Total Expenses	3,206,412	555,145
Advisor fees waived (a)	-	(49,594)
Other expense reductions (b)	(33,372)	(7,777)
Net Expenses	3,173,040	497,774
Net Investment Income (Loss)	(1,069,600)	(181,621)

Realized & Unrealized Gain (Loss) on Investments
Long term capital gain dividends from investment companies	2,434	343
Net realized gain (loss) on:
Investment Securities	23,940,349	3,884,606
Futures Contracts	-	(2,141,730)
Change in unrealized appreciation (depreciation) on:
Investment Securities	25,835,471	2,801,093
Futures Contracts	-	(938,405)
Net realized and unrealized gain (loss) on investments and futures contracts	49,778,254	3,605,907
Net increase (decrease) in net assets resulting from operations	$ 48,708,654	$ 3,424,286

(a) See Note 5 in the Notes to the Financial Statements.
(b) Certain funds that the Funds invest in rebate back a portion of the distribution fee charged.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Statements of Changes In Net Assets
	The Sound Mind Investing Fund

	Year ended	Year ended
	October 31, 2010	October 31, 2009
Increase (decrease) in Net Assets due to:
Operations
Net investment income (loss)	$(1,069,600)	$(533,452)
Long term capital gain dividends from investment companies	2,434	4,603,476
Net realized gain (loss) on investment securities	23,940,349	(34,167,252)
Change in unrealized appreciation (depreciation) on investment securities	25,835,471	62,475,590
Net increase (decrease) in net assets resulting from operations	48,708,654	32,378,362

Distributions:
From return of capital	-	(1,118,178)
Total distributions	-	(1,118,178)

Capital Share Transactions
Proceeds from Fund shares sold	57,147,399	69,153,470
Reinvestment of distributions	-	1,082,949
Amount paid for Fund shares redeemed	(66,363,935)	(52,799,388)
Proceeds from redemption fees collected (a)	21,720	55,928
Net increase in net assets resulting
from capital share transactions	(9,194,816)	17,492,959

Total Increase (Decrease) in Net Assets	39,513,838	48,753,143

Net Assets
Beginning of year	244,378,564	195,625,421

End of year	$283,892,402	$244,378,564

Accumulated undistributed net investment income
included in net assets at end of year	$-	$-

Capital Share Transactions
Shares sold	5,692,057	9,168,522
Shares issued in reinvestment of distributions	-	151,674
Shares redeemed	(6,824,504)	(7,303,868)

Net increase from capital share transactions	(1,132,447)	2,016,328

(a) The Fund charges a 2% redemption fee on shares redeemed within 90 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Statements of Changes In Net Assets

	The Sound Mind Investing Managed Volatility Fund

	Year ended	Year ended
	October 31, 2010	October 31, 2009
Increase (decrease) in Net Assets due to:
Operations
Net investment income (loss)	$(181,621)	$(140,878)
Long term capital gain dividends from investment companies	343	827,712
Net realized gain (loss) on:
Investment Securities	3,884,606	(4,742,581)
Futures Contracts	(2,141,730)	(3,824,673)
Change in unrealized appreciation (depreciation) on:
Investment Securities	2,801,093	9,937,592
Futures Contracts	(938,405)	(970,918)
Net increase (decrease) in net assets resulting from operations	3,424,286	1,086,254

Distributions:
From return of capital	-	(57,069)
Total distributions	-	(57,069)

Capital Share Transactions
Proceeds from Fund shares sold	10,815,231	18,739,175
Reinvestment of distributions	-	55,486
Amount paid for Fund shares redeemed	(17,605,363)	(19,121,863)
Proceeds from redemption fees collected (a)	2,354	13,002
Net increase in net assets resulting
from capital share transactions	(6,787,778)	(314,200)

Total Increase in Net Assets	(3,363,492)	714,985

Net Assets
Beginning of year	33,934,434	33,219,449

End of year	$30,570,942	$33,934,434

Accumulated undistributed net investment income
included in net assets at end of year	$-	$-

Capital Share Transactions
Shares sold	1,201,452	2,381,591
Shares issued in reinvestment of distributions	-	6,970
Shares redeemed	(1,939,870)	(2,358,721)

Net increase from capital share transactions	(738,418)	29,840

(a) The Fund charges a 2% redemption fee on shares redeemed within 90 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Financial Highlights
(For a share outstanding during the period)		The Sound Mind Investing Fund

	Year ended October 31, 2010	Year ended October 31, 2009	Year ended October 31, 2008		Year ended October 31, 2007	Period Ended October 31, 2006	(a)

Selected Per Share Data:
Net asset value, beginning of period	$8.84	$7.63	$13.87		$10.91	$10.00

Income from investment operations:
Net investment income (loss) (c)	(0.04)	(0.02)	0.18	(b)	0.05	(0.05)
Net realized and unrealized gain (loss)	1.91	1.27	(5.30)		3.00	0.96
Total from investment operations	1.87	1.25	(5.12)		3.05	0.91

Less Distributions to Shareholders:
From net investment income	-	-	(0.21)		(0.09)	-	(d)
From net realized gain	-	-	(0.86)		-	-
From return of capital	-	(0.04)	(0.05)		-	-
Total distributions	-	(0.04)	(1.12)		(0.09)	-

Paid in capital from redemption fees (e)	-	-	-		-	-

Net asset value, end of period	$10.71	$8.84	$7.63		$13.87	$10.91

Total Return (f)	21.15%	16.57%	-39.86%		28.13%	9.14%	(g)

Ratios and Supplemental Data:
Net assets, end of period (000)	$283,892	$244,379	$195,625		$247,411	$166,134
Ratio of expenses to average net assets (h) (i)	1.22%	1.28%	1.24%		1.25%	1.43%	(j)
Ratio of net investment income (loss) to
average net assets (c) (h) (k)	(0.41)%	(0.26)%	1.64%		0.37%	(0.82)%	(j)
Portfolio turnover rate	95.29%	124.85%	141.12%		115.48%	177.47%

(a) For the period December 2, 2005 (the date the Fund commenced operations) through October 31, 2006.
(b) Per share net investment income has been calculated using the average shares method.
(c) Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d) Distributions to shareholders resulted in less than $0.005 per share.
(e) Redemption fees resulted in less than $0.005 per share.
(f) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(g) Not annualized.
(h) These ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the
Schedule of Investments.
(i) This ratio does not include the effects of other expenses refunded by the underlying funds in which the Fund invests. If these refunds had been included, the ratio of expenses to average net assets would have been 1.21%, 1.26%, 1.22%, 1.22%, and 1.43% for the periods ended October 31, 2010, October 31, 2009, October 31, 2008, October 31, 2007, and October 31, 2006, respectively.
(j) Annualized.
(k) This ratio is presented net of the other expenses refunded by the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Financial Highlights
(For a share outstanding during the period)			The Sound Mind Investing Managed Volatility Fund

	Year ended October 31, 2010		Year ended October 31, 2009		Year ended October 31, 2008		Period Ended October 31, 2007	(a)

Selected Per Share Data:
Net asset value, beginning of period	$8.46		$8.34		$11.85		$10.00

Income from investment operations:
Net investment income (loss) (c)	(0.05)	(b)	(0.04)		0.10	(b)	(0.08)
Net realized and unrealized gain (loss)	0.92		0.17		(3.45)		1.92
Total from investment operations	0.87		0.13		(3.35)		1.84

Less Distributions to Shareholders:
From net investment income	-		-		(0.13)		-
From return of capital	-		(0.01)		(0.04)		-
Total distributions	-		(0.01)		(0.17)		-

Paid in capital from redemption fees	-	(d)	-	(d)	0.01		0.01

Net asset value, end of period	$9.33		$8.46		$8.34		$11.85

Total Return (e)	10.28%		1.62%		-28.51%		18.50%	(f)

Ratios and Supplemental Data:
Net assets, end of period (000)	$30,571		$33,934		$33,219		$28,855
Ratio of expenses to average net assets (g) (h)	1.50%		1.50%		1.50%		1.50%	(i)
Ratio of expenses to average net assets
before waiver and reimbursement (g)	1.65%		1.66%		1.60%		1.92%	(i)
Ratio of net investment income to
average net assets (c) (g) (j)	(0.54)%		(0.41)%		1.01%		(1.12)%	(i)
Ratio of net investment income to
average net assets before waiver and reimbursement (c) (g)	(0.71)%		(0.57)%		0.91%		(1.54)%	(i)
Portfolio turnover rate	86.96%		132.52%		150.43%		118.04%

(a) For the period December 29, 2006 (the date the Fund commenced operations) through October 31, 2007.
(b) Per share net investment income has been calculated using the average shares method.
(c) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d) Redemption fees resulted in less than $0.005 per share.
(e) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(f) Not annualized.
(g) These ratios exclude the impact of expenses of the underlying fund in which the Fund may invest, as represented in the
Schedule of Investments.
(h) This ratio does not include the effects of other expenses refunded by the underlying funds in which the Fund invests. If these refunds had been included, the ratio of expenses to average net assets would have been 1.48%, 1.48%, 1.47%
and 1.47% for the periods ended October 31, 2010, October 31, 2009, October 31, 2008, and October 31, 2007, respectively.
(i) Annualized.
(j) This ratio is presented net of the other expenses refunded by the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Notes to the Financial Statements
October 31, 2010

NOTE 1.  ORGANIZATION

The Sound Mind Investing Fund (the “SMI Fund”) was organized as a diversified series of the Unified Series Trust (the “Trust”) on August 29, 2005. The Sound Mind Investing Managed Volatility Fund (the “Managed Volatility Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on November 13, 2006 (collectively with the SMI Fund, the “Funds” or each a “Fund”).  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. Each Fund is one of a series of funds currently authorized by the Board. The SMI Fund commenced operations on December 2, 2005 and the Managed Volatility Fund commenced operations on December 29, 2006.  The investment advisor to each Fund is SMI Advisory Services, LLC (the “Advisor”). The SMI Fund seeks to provide long-term capital appreciation. The Managed Volatility Fund seeks to provide long-term capital appreciation with less volatility than broad U.S. equity markets.

 NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Futures Contracts - The Managed Volatility Fund may enter into futures contracts and may short futures contracts to manage its exposure to the stock markets, fluctuations in interest rates, and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. Secondary margin limits are required to be maintained while futures are held, as defined by each contract.  Cash held at the broker as of October 31, 2010, is held for collateral for futures transactions and is restricted from withdrawal.

During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the fair value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of entering into a contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss.  See Note 4 for information on futures contract activity during the fiscal year ended October 31, 2010.

Short Sales – The Managed Volatility Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended October 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the year, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2006.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

The Sound Mind Investing Funds
Notes to the Financial Statements - continued
October 31, 2010

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Short-term capital gain distributions from underlying funds are classified as dividend income for financial reporting purposes.  Long-term capital gains are broken out as such.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Funds typically distribute substantially all of their net investment income in the form of dividends and taxable capital gains to their shareholders at least annually.  These distributions, which are recorded on the ex-dividend date, are automatically reinvested in each Fund unless shareholders request cash distributions on their application or through a written request. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.   For the fiscal year ended October 31, 2010, SMI Fund and Managed Volatility Fund reclassified accumulated net investment loss in the amount of $1,069,600 and $181,621, respectively, to paid in capital.

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Sound Mind Investing Funds
Notes to the Financial Statements - continued
October 31, 2010

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Equity securities, including exchanged-traded funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

Futures contracts that the Funds invest in are valued at the settlement price established each day by the board of trade or exchange on which they are traded and when the market is considered active will generally be categorized as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds’ invest in may default or otherwise cease to have market quotations readily available.

The Sound Mind Investing Funds
Notes to the Financial Statements - continued
October 31, 2010

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the SMI Fund’s investments as of October 31, 2010:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Mutual Funds - greater than 1% of net assets	$245,500,129	$-	$-	$245,500,129

Mutual Funds - less than 1% of net assets	6,225,430	-	-	6,225,430

Exchange-Traded Funds	31,252,467	-	-	31,252,467

Money Market Securities	1,882,460	-	-	1,882,460

Total	$284,860,486	$-	$-	$284,860,486

The SMI Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Sound Mind Investing Fund did not hold any derivative instruments during the reporting period.

The following is a summary of the inputs used to value the Managed Volatility Fund’s investments as of October 31, 2010:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Mutual Funds - greater than 1% of net assets	$28,387,652	$-	$-	$28,387,652
Mutual Funds - less than 1% of net assets	39,317	-	-	39,317
Exchange-Traded Funds	1,695,384	-	-	1,695,384
Total	30,122,353	-	-	30,122,353

	Valuation Inputs
Liabilties	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Short Futures Contracts*	(432,120)	-	-	(432,120)
Total	$(432,120)	$-	$-	$(432,120)

    *The amount shown represents the gross unrealized depreciation of the futures contracts.

The Managed Volatility Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

The Sound Mind Investing Funds
Notes to the Financial Statements - continued
October 31, 2010

NOTE 4. DERIVATIVE TRANSACTIONS

In an attempt to lower its volatility compared to broad U.S. equity markets, the Managed Volatility Fund typically engages in short sales of futures contracts.  The Fund’s investments in derivatives (directly or indirectly through underlying funds) will expose it to various risks.  See Note 2 for more discussion on the Fund’s use of futures contracts.

The futures contracts the Fund enters into are considered to be equity risk instruments.  The contracts are traded on an exchange and, therefore, are regulated and provide the Fund with protection against counterparty risk.

The futures contracts can be found on the Statement of Assets and Liabilities under liabilities, payable for net variation margin on futures contracts. At October 31, 2010, the payable for net variation margin on futures contracts, at value was $8,440. The futures contracts can be found on the Statement of Operations under Realized and Unrealized Gain (Loss) on Futures Contracts.  For the fiscal year ended October 31, 2010, the net realized loss on futures contracts was $(2,141,730).  The change in unrealized appreciation (depreciation) on futures contracts was $(938,405).  The Fund opened 1,175 contracts and closed 1,255 contracts in the fiscal year ended October 31, 2010.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement with respect to each Fund (each an “Agreement”), manages the Funds’ investments.  As compensation for its management services, each Fund is obligated to pay the Advisor a fee based on the Fund’s average daily net assets as follows:

Fund Assets	Management Fee

$1 - $250 million	1.00%
$250,000,001 to $500 million	0.90%
Over $500 million	0.80%

For the fiscal year ended October 31, 2010, the Advisor earned fees of $2,614,169 from the SMI Fund. For the fiscal year ended October 31, 2010, the Advisor earned fees of $336,295 from the Managed Volatility Fund before the reimbursement described below. At October 31, 2010, $231,246 and $23,647 were owed to the Advisor from the SMI Fund and the Managed Volatility Fund, respectively.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary to maintain each Fund’s total annual expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary litigation expenses and any indirect expenses (such as expenses incurred by other investment companies acquired by a Fund), at 1.50% of each Fund’s average daily net assets through February 28, 2011. For the fiscal year ended October 31, 2010, the Advisor did not waive any fees for the SMI Fund. For the fiscal year ended October 31, 2010, the Advisor waived fees of $49,594 for the Managed Volatility Fund. Each waiver or reimbursement by the Advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense was incurred; provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation.

The amounts subject to repayment by the Managed Volatility Fund, pursuant to the aforementioned conditions, at October 31, 2010 were as follows:

Subject to repayment
Amount	by October 31,

$36,271	2011
55,476	2012
49,594	2013

For the fiscal year ended October 31, 2010, $73,032 of prior year waivers expired and are no longer subject to recoupment by the advisor.

The Sound Mind Investing Funds
Notes to the Financial Statements - continued
October 31, 2010

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Trust retains Huntington Asset Services, Inc. (“HASI”) formerly known as Unified Fund Services, Inc, to manage the Funds’ business affairs and to provide the Funds with administrative services, including all regulatory reporting and necessary office equipment and personnel.  For the fiscal year ended October 31, 2010, HASI earned fees of $185,573 and $32,111 for administrative services provided to the SMI Fund and the Managed Volatility Fund, respectively. At October 31, 2010, $16,185 and $3,306 was owed to HASI from the SMI Fund and Managed Volatility Fund, respectively, for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of each Fund’s investments (the “Custodian”).

For the fiscal year ended October 31, 2010, the Custodian earned fees of $53,213 and $16,587 for custody services provided to the SMI Fund and the Managed Volatility Fund, respectively. At October 31, 2010, the Custodian was owed $5,215 and $1,529 from the SMI Fund and Managed Volatility Fund, respectively, for custody services.

The Custodian receives distribution fees from the underlying funds in which the Fund invests and forwards these fees back to the appropriate Fund. The Funds use the fees received to reduce gross expenses. A Trustee of the Trust is a member of management of the Custodian.

The Trust retains HASI to act as each Fund’s transfer agent and to provide the Funds with fund accounting services.  For the fiscal year ended October 31, 2010, HASI earned fees of $95,177 from the SMI Fund for transfer agent services and $42,470 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the fiscal year ended October 31, 2010, HASI earned fees of $21,968 from the Managed Volatility Fund for transfer agent services and $36,634 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services.

At October 31, 2010, HASI was owed $8,090 and $1,923 from the SMI Fund and Managed Volatility Fund, respectively, for transfer agent services. At October 31, 2010, HASI was owed $6,172 and $5,217 from the SMI Fund and Managed Volatility Fund, respectively, for out-of-pocket expenses. For the fiscal year ended October 31, 2010, HASI earned fees of $71,499 and $24,999 from the SMI Fund and Managed Volatility Fund, respectively, for fund accounting services. At October 31, 2010, HASI was owed $6,131 and $2,084 from the SMI Fund and the Managed Volatility Fund, respectively, for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of each Fund.  There were no payments made to the Distributor by either Fund for the fiscal year ended October 31, 2010.  A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

NOTE 6.  INVESTMENTS

For the fiscal year ended October 31, 2010, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	SMI Fund	Managed
		Volatility Fund
Purchases
U.S. Government Obligations	$-	$-
Other	247,787,863	27,907,509
Sales
U.S. Government Obligations	$-	$-
Other	258,558,261	37,352,163

The Sound Mind Investing Funds
Notes to the Financial Statements - continued
October 31, 2010

NOTE 6.  INVESTMENTS – continued

At October 31, 2010, the net unrealized appreciation (depreciation) of investments for tax purposes, excluding futures contracts, was as follows:

	SMI Fund	Managed
		Volatility Fund

Gross Appreciation	$45,605,869	$5,922,485
Gross (Depreciation)	(334,496)	(5,190)
Net Appreciation (Depreciaton)
on Investments	$45,271,373	$5,917,295

At October 31, 2010, the aggregate cost of securities for federal income tax purposes (excluding futures contracts) was $239,589,113 and $24,205,058 for the SMI Fund and the Managed Volatility Fund, respectively.

NOTE 7.  ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At October 31, 2010, National Financial Services Corporation, for the benefit of others, held 27.76% of the outstanding shares of the Managed Volatility Fund. As a result, National Financial Services Corporation may be deemed to control the Managed Volatility Fund.

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS

SMI Fund :

The tax characterization of distributions for the fiscal years ended October 31, 2010 and October 31, 2009, was as follows:

	2010	2009
Distributions paid from:
Return of Capital	$-	$1,118,178
	$-	$1,118,178

At October 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:
Capital loss carryforward	$(42,688,424)
Unrealized appreciation (depreciation)	45,271,373
$2,582,949

The Sound Mind Investing Funds
Notes to the Financial Statements - continued
October 31, 2010

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS - continued

At October 31, 2010, the difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales in the amount of $1,907.

Managed Volatility Fund:

The tax characterization of distributions for the fiscal years ended October 31, 2010 and October 31, 2009, was as follows:

	2010	2009
Distributions paid from:
Return of Capital	$-	$57,069
	$-	$57,069

At October 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward	$(9,000,781)
Unrealized appreciation (depreciation)	5,917,295
$(3,083,486)

At October 31, 2010, the difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales in the amount of $1,988 and the mark-to-market on futures contracts in the amount of $(432,120).

NOTE 10. CAPITAL LOSS CARRYFORWARD

At October 31,2010, the SMI Fund had available for federal tax purposes an unused capital loss carryforward of $42,688,424 which is available for offset against future taxable net capital gains..  At October 31, 2010, the Managed Volatility Fund had available for federal tax purposes an unused capital loss carryforward of $9,000,781.   To the extent these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.  The carryforwards expire as follows:

NOTE 11. SUBSEQUENT EVENTS

On December 29, 2010, the Sound Mind Investing Balanced Fund was opened.  With the opening of the new fund, it is the intent of the Advisor to do a tax-free reorganization of the Managed Volatility Fund into the SMI Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
The Sound Mind Investing Funds
(Unified Series Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Sound Mind Investing Funds, comprising The Sound Mind Investing Fund and The Sound Mind Investing Managed Volatility Fund (the “Funds”), each a series of the Unified Series Trust, as of October 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended for The Sound Mind Investing Fund and for each of the four periods in the period then ended for The Sound Mind Managed Volatility Fund.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Sound Mind Investing Funds as of October 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
December 30, 2010

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 63) Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005.

Stephen A. Little (Age - 64) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.
Daniel J. Condon (Age - 60) Independent Trustee, December 2002 to present
President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004 ; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.

Ronald C. Tritschler (Age - 58) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.

Kenneth G.Y. Grant (Age – 61) Independent Trustee, May 2008 to present
Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004)  and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 54)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Melissa K. Gallagher (Age - 44) President, November 2009 to present
Senior Vice President of Huntington Asset Services, Inc., the Trust’s Administrator; President and Treasurer of Unified Financial Securities, Inc., the Trust’s Distributor; Employed in various positions with Huntington Asset Services, Inc. and Unified Financial Securities, Inc., since September 2000.

John C. Swhear (Age - 49) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 35) Treasurer and Chief Financial Officer, November 2008 to present
Vice President of Fund Accounting, Financial and Tax Reporting for Huntington Asset Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008.

Lynn E. Wood (Age - 63) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005.
Tara Pierson (Age - 35) Secretary, May 2010 to present
Employed by Huntington Asset Services, Inc., the Trust’s administrator, since February 2000; Assistant Secretary of the Dividend Growth Trust from March 2006 to present; Assistant Secretary of the Trust from November 2008 to May 2010.

*    The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN  46208.
**  The Trust currently consists of  25 series.
*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of October 31, 2010.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 764-3863 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewal (Unaudited)

The approval of the Amended and Restated Management Agreement (the “Agreement”) for the Fund was considered by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively the “Trustees,” each a “Trustee”) at an in-person meeting held February 7-8, 2010.  The Chairman of the Board noted that on January 26, 2010, the Advisor Contract Renewal Committee (“Committee”) convened to consider the renewal of these management agreements and to conduct interviews of the Advisor’s portfolio managers and compliance personnel.

The Chairman noted that the Committee had received and reviewed the following materials provided by the Advisor and the Administrator prior to their meeting:  (i) executed copies of the management agreement, and expense cap side letter, if any;  (ii)  the Administrator’s letter to the Advisor requesting detailed information designed to assist the Trustees in their review pursuant to Section 15(c) of the 1940 Act, and the Advisor’s responses thereto; (iii) a memorandum from the Trust’s CCO summarizing the Advisor’s compliance program, including its code of ethics and proxy voting policy; (iv) the Advisor’s most current Form ADV Parts I and II and accompanying schedules, (v) current financial statements for the Advisor; (vi) performance reports provided by the Administrator listing the Funds’ returns for various periods ended December 31, 2009, and comparisons to its benchmark and peer group for the same periods, and (vii) the Administrator’s analysis of each Fund’s advisory fee and total expense ratio (after fee waivers and reimbursements) compared to those of its peer group.  The Chairman noted that after discussing the materials, the Committee had interviewed representatives of each Fund’s Advisor, typically including senior executives, portfolio managers and compliance personnel of the Advisor.  A trustee recalled that he had led the interviews and had asked the questions from the Committee’s standard 15(c) checklist, including but not limited to a request for the Advisor’s current market outlook, a description of any changes in the Advisor’s personnel or operations, and an attribution analysis of the Fund’s performance during the prior year.

The Trustees confirmed that they had received and evaluated such information as they deemed necessary to make their decision.  They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by their independent legal counsel, and their own business judgment, to be relevant.  They noted that this included information that had been provided by the Trust’s CCO and the Administrator to the Board throughout the year at regular quarterly meetings, as well as information that was specifically furnished to the Committee in connection with its review of the management agreements.

The Chairman then summarized the factors considered by the Committee members during their deliberations.  After further discussion, the Trustees confirmed the factors they considered during their review of these Advisors as follows:

(i)           The Nature, Extent and Quality of Services –The Trustees then reviewed the resources provided by the Advisor to the Sound Mind Investing Funds, and considered the adequacy of such resources in light of the desire to increase the level of Fund assets, and whether the resources are sufficient to meet performance, compliance and other needs.  The Trustee noted that the Advisor provides the support of three portfolio managers and various administrative staff, including the Advisor’s compliance officer, and determined that the Advisor’s resources appear adequate.  The Trustees also considered that the Advisor was not proposing any changes to the level of services provided to the Fund.  The Trust’s CCO then summarized his review of the Advisor’s compliance policies and procedures and noted that they appeared reasonably designed to prevent violation of federal securities laws.  He confirmed that each Fund’s investment policies and restrictions were consistently complied with during the past year.

(ii)           Fund Performance – The Trustees discussed each Fund’s performance and reviewed other materials provided by the Advisor and the Administrator with respect to such performance.  They noted that the Administrator reported the SMI Fund had outperformed its benchmark, the DJ Wilshire 5000 Index, for the 1- and 3- year periods.  They also noted that that the SMI Fund had underperformed its peer group average return for the 1-year period ended December 31, 2009, but had outperformed its peer group average over the longer 3-year period.

The Trustees noted that the SMIMV Fund had underperformed its peer group average and its benchmark, the DJ Wilshire 5000 Index, for the past 1-year period ended December 31, 2009, but had outperformed its peer group average and benchmark over the longer term 3-year period and for 2008.  The Trustees noted that since inception, the SMIMV Fund had outperformed the Wilshire 5000 and that performance was positive for the year.

(iii)           Fee Rates and Profitability –    The Trustees noted that although the Advisor’s highest tier advisory fee of 1.00% fee for managing each Fund was higher than its peer group average, that Advisor was capping certain operating expenses of each Fund at 1.50%.  They noted that the Advisor had confirmed that it would continue capping certain operating expenses of each Fund through February 28, 2011.

The Advisor reported it had reimbursed expenses for the SMIMV Fund for the fiscal year ended October 31, 2009 and also had paid IRA fees of each Fund’s shareholders.  The Advisor reported that the management agreements were profitable to the adviser, but that salary and benefits expenses were borne by the two firms that own the Advisor.  The Advisor stated that it does not direct Fund brokerage to brokers and dealers in return for research services.  The Advisor also has taken steps to ensure that any 12b-1 fees from underlying funds in which the Funds invest are returned to the Funds, and not the Advisor.   The Trustees concurred that the management agreements were profitable to the Advisor but that the profits were not excessive.

(iv)           Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized as each Fund grows larger, and the extent to which this is reflected in the advisory fees.   They noted that the Advisor had instituted fee breakpoints to reduce its fee to each Fund as assets increase, thus passing any economies of scale back to the Funds.

The Committee reviewed the foregoing with the Board, indicating that its members had determined that the Funds’ advisory fees (after waivers and reimbursement by the Advisor) were reasonable, and that its members unanimously were recommending that the Board approve the renewal of the Funds’ Management Agreements.

After reviewing and discussing the materials and the Committee’s recommendation, the Trustees, including the independent Trustees, unanimously determined that continuation of the Agreement between the Trust and the Advisor is in the best interest of the Fund and its shareholders and voted to continue the Agreement for an additional year.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (877) 764-3863 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS
Melissa K. Gallagher, President
John C. Swhear, Senior Vice-President
Christopher E. Kashmerick, Chief Financial Officer and Treasurer
Tara Pierson, Secretary
Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR
SMI Advisory Services, LLC
11561 W. Grandview Dr.
Columbus, IN  47201

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine LLP
312 Walnut St., 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds prospectus which contains information about the Funds management fee and expenses. Please read the prospectus carefully before investing.
Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Jones Villalta Opportunity Fund

Annual Report

October 31, 2010

Fund Adviser:

Jones Villalta Asset Management, LLC
805 Las Cimas Parkway, Suite 125
Austin, TX 78746

Toll Free (866) 950-5863

Jones Villalta Opportunity Fund (JVOFX)
Managed by Jones Villalta Asset Management, LLC

Annual Report Commentary – October 31, 2010

The market has moved significantly higher over the past year, ending the last two months of 2009 on a very good note, and performing very well, thus far in 2010. For the trailing year, ending October 31, 2010, JVOFX is up 15.47% on a total return basis. By comparison, the S&P 500® index has produced a total return of 16.54% over this same time period, while the Russell 1000 index has returned 17.67%.

Consumer discretionary issues were clearly the best performing group in the portfolio over the past year, with JVOFX’s two best performing stocks, Ford Motor Company and Royal Caribbean Cruises Ltd. up 101.86% and 95.45%, respectively. Only one of our consumer discretionary issues moved lower over the past year (Gap Inc.), while 7 of the 9 positions held at period-end had moved higher by double digit amounts. Not surprisingly, we’ve lowered our weighting in consumer discretionary issues, as this group has moved significantly higher. While our consumer discretionary position was 31.36% of the October 31, 2009 portfolio, it was 19.95% of the October 31, 2010 portfolio. While this is one of the most significant moves we’ve made in the portfolio on a sector basis, our position still exceeds the consumer discretionary position held within the S&P 500 benchmark (which was 10.6% as of October 31, 2010).

As of October 31, 2010, a minority of stocks that we own have moved lower over the past year (starting November 1, 2009). SUPERVALU Inc. was far and away the worst performing issue in the portfolio over this time period, falling 32.01% over the trailing one-year time period. Bank of America Corp. was also a poor performing stock for us, as its shares fell 21.47% over the trailing 12-month period. Gap Inc., J.P. Morgan Chase & Co., The Goldman Sachs Group, Inc., Wells Fargo & Co., Dell Inc., Microsoft Corporation and AES Corporation also moved lower over this time period. On the whole, while certain holdings in the portfolio negatively impacted our performance, our growing position in large-cap financials was by-and-large the most significant contributor to our relative under-performance over the past year.  In so far as very large stocks (the 200 largest companies by market capitalization in the domestic stock market) have been laggards compared to the broad market (and mid-cap issues), stock selection has also contributed to our under-performance, as we’ve found more value in larger capitalization issues in recent quarters.

As the performance of our financial stocks would indicate, large financial institutions and banks continue to be a volatile sub-set of the broad market, and the companies are largely held in disdain by the public at large. The performance of the S&P Financials index reflects this, as this benchmark is the worst performing subset of the S&P 500 over the trailing 1-year period (+3.59%), trailing 3-year period (-24.35%) and trailing 5-year period (-13.68%). A mixture of uncertainty, continued derision by government officials, a slowly recovering economy and significant new regulation have conspired to drive prices down for some issues while truncating advances for others. Such contempt does not go un-noticed. Over the past year, we’ve increased our weighting in these issues significantly. While our position in financial issues amounted to 16.06% of the portfolio on October 31, 2009, by the end of this past October, our position had increased by over 58% to 25.26% of the portfolio.

While I enumerated our rationale for building this position in our semi-annual report issued in May, it’s worth repeating my belief that diminishing loan and lease loss provisions will overwhelm negatives stemming from the Frank-Dodd bill, Basel III and the mortgage “put-back” concerns that have become fashionable in recent publications. Our largest financial services entities, which comprise the bulk of our financial holdings, are some of the best capitalized banks in the world. While Basel III will require some global financial institutions to raise capital, none of the largest US banks will have this need, as they are ahead of the curve with regard to capital needs.

For the 12 month period ending October 31, 2010, we sold four stocks in their entirety: AOL Inc. (AOL), Time Warner Cable Inc. (TWC), Time Warner Inc. (TWX) and UTStarcom Inc. (UTSI). As noted in our semi-annual report, AOL was a spin-off of Time Warner Inc., and was a minor position that we felt had less potential than other holdings in the portfolio. Moreover, UTSI, the smallest issue in the portfolio, was focused on selling telecommunication equipment to emerging markets, with China being the largest geographic buyer of its equipment. As noted in May, UTSI is currently incorporated in California, but the company has recently decided to re-incorporate in China, in order to be closer to its largest customers. Our strategy is focused on the analysis and selection of stocks that are domiciled in the United States. As a consequence, we have determined that UTSI is no longer a good fit for our portfolio. TWC and TWX were more difficult to part with in the latter half of our fiscal year. While we continue to believe that both of these issues are under-valued, we believe that other areas of the market provide better return opportunities going forward.

Our third big repositioning, enacted over the past year, was to increase our weighting in energy issues. While 1.56% of the portfolio was invested in the energy sector on October 31, 2009, by the end of October 2010, we had increased this weighting to 2.73%, adding two additional positions to our single holding held at the beginning of the time period.

The four new holdings we added to the portfolio over the course of the past year reflected the major sector repositioning initiatives enacted over this time period. We added two financial holdings (Capital One Financial Corp. and Hartford Financial Services Group, Inc.) and two energy holdings (Chesapeake Energy Corporation and Transocean Ltd.).

As we move toward the close of 2010, and look forward to 2011, it is important to note that while the economy is moving very slowly on a recovery path, the market has evolved at a much quicker pace. This is, however, not to say that the market is ahead of the economy. Indeed, we’ve contended since late 2008 that the market had fallen far too sharply in late 2008 and early 2009. Thus, the movement we saw in 2009 and early 2010 rectified downside overshoot and was likely not a sign of irrational exuberance. It’s worth noting that the day after Lehman Brothers collapsed, the S&P 500 closed at 1,192.70. The S&P 500 ended October 2010 at 1,183.26. So while the economy and financial system is much stronger than it was in late 2008, we continue to trade at market levels that are not dissimilar from levels sustained at the height of the financial crisis.

Still, we’ve come a long way from the depths of the markets lows in early 2009. The market has moved significantly higher over the past year and a half - as we’ve come off of the market’s lows. To provide a different perspective on the S&P’s current level, it’s important to keep in mind that the S&P 500 remains more than 17% below closing levels of 10 years ago – on October 31, 2000, the S&P 500 closed at 1,429.40. Moreover, even after the near-term run-up in stock prices, the S&P 500 remains down 24.4% from the highs achieved in October of 2007 (when the S&P 500 reached a high of 1,565.15 on October 9, 2007).

It’s worth considering that as the market has moved higher from the 2009 lows, money has continued to flow out of domestic equity mutual funds. Indeed, according to the Investment Company Institute, through the end of October, domestic equity mutual funds have had 2010, year-to-date net outflows of more than $68 billion. This comes on top of significant net outflows in 2009, 2008 and 2007. Reflecting the risk-averse temperament that currently characterizes mutual fund investors, consider that over the past four years, more net new money (more than $780 billion) has flowed into bond funds than in the preceding 23 years combined (which amounted to just over $711 billion). Risk aversion is currently staggering…but it will reverse course (as will fund flows) as the stock market continues to improve.

Also, even as the market is well below all time highs and even below levels of a decade ago, corporations are actually doing well. In the face of a slow growing demand environment, many multinational firms are producing record or near record profits. The story of the next few years will not be that spectacular revenue increases caused an increase in profits for domestic companies. Rather, the story will be that improved profitability will allow domestic companies to post record-breaking profits, in spite of tepid revenue growth. In other words, improved margins and contained cost structures will lead to better than expected profitability. No company better exemplifies the levered affects of an improved cost structure than Ford Motor Company. In an interview with CNBC this month, Bill Ford, the Executive Vice Chairman of Ford Motor Company, spoke to the potential that exists from improvements in corporate profitability:

“We’ve made $7 billion dollars this year already in…what would be historically a very depressed automotive market. If we get back to anything like traditional automotive sales…I mean we’ve been at the 10…11 million unit sales for our industry for the last several years, and sometimes even below. If we’re making money at this level, if we get back to a 15, 16, 17, 18 million unit industry…we should be really, really in good shape…”

Bill Ford
Executive Vice Chairman, Ford Motor Company
CNBC, November 10, 2010

Almost all of the companies in our portfolio are positioned to benefit from a lowered breakeven point. The effect of operational leverage is real, and it will shape corporate profitability for years to come.

Is the Federal Reserve’s recent decision to undertake an additional round of significant quantitative easing inflationary? Will it help the economy? Will it help the stock market? While it would be disingenuous to give straightforward yes or no answers to these questions, I would offer the following: when it comes to inflation, the elephant in the room will be China for the next decade. China’s thirst for commodities, be they food related, material related or energy related, will almost always trump US Federal Reserve policy decisions. Moreover, our economy has become much more service oriented in recent years, and is subject to inflation when the main input is constrained or in short supply. What is the main input? Labor. And, certainly labor is not in short supply at the present time. Is the Federal Reserve’s stimulus causing food price inflation? I can’t say with high confidence, but I don’t think so. However, I do know that as more Chinese citizens become affluent, they eat increasing amounts of beef, pork and poultry. As a consequence, an increase in Chinese affluence will push up the price of food in the United States. A similar causal relationship exists with regard to basic materials (metals, forest products, chemicals) and energy (oil, natural gas). I think this is starting to happen, but with regard to food, Taco Bell always seems to prove me wrong, coming out with another 99 cent menu item almost monthly.

Still, deflation and the Japanese experience is worth considering, and to this end, I think the Federal Reserve is buying a $600 billion insurance policy to ensure that our economy gets some inflation over the next few years. Mild inflation is a positive for most individuals, and we generally consider stability to be an environment with 2% to 3% inflation. So, I do think the Federal Reserve’s new tactic is a positive, and I think the market is viewing it as such.

We continue to feel that the economic environment is best characterized as one in transition. While we are not contracting, growth is, as noted previously, tepid. Moreover, given the depths of the financial crises, and the magnitude of the recession, it is our belief that companies, while solidly profitable, are hesitant to aggressively increase headcount. To this end, above average stockpiles of cash will continue to be invested in both non-headcount-intensive capital investments (technology, for the most part) and in acquisitions.

What changes this economic dynamic? Time. So long as corporations are profitable, they will gradually grow. When acquisitions do not make sense, we will see more aggressive sales growth programs instituted to enable earnings and revenues to continue on an upward trajectory. While this is a relatively unsatisfactory response, it is a realistic one. Prosperity doesn’t, in and of itself, result in lower unemployment, but it will result in companies chipping away at unemployment over time, until a greater degree of economic certainty pervades our consciousness. When this occurs, we tend to see more aggressive headcount additions.

As we noted in our semi-annual letter, we are very encouraged by the current investment environment, and we’re bullish on domestic stocks. While the uncertainty of being in an economic environment in transition will cause some near-term volatility, if one can accept such volatility, we believe one may be amply rewarded.

Thomas Villalta, CFA
Chief Investment Officer and Portfolio Manager
Jones Villalta Asset Management, LLC

Jones Villalta Opportunity Fund (JVOFX)
Managed by Jones Villalta Asset Management, LLC

Investment Results

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling 1-866-950-5863.

*      Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**    The S&P 500® and the Russell 1000 Indices are  widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

Comparison of the Growth of a $10,000 Investment in the Jones Villalta Opportunity Fund, Russell 1000 Index and the S&P 500(R) Index

Jones Villalta Opportunity Fund $16,086
Russell 1000 Index $14,611
S&P 500 ® Index $14,153
Inception Date 12/23/08
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
Value
December-08
January-09
February-09
March-09
April-09
May-09
June-09
July-09
August-09
September-09
October-09
November-09
December-09
January-10
February-10
March-10
April-10
May-10
June-10
July-10
August-10
September-10
October-10
Date

The chart above assumes an initial investment of $10,000 made on December 23, 2008 (commencement of Fund operations) and held through October 31, 2010. The S&P 500® and Russell 1000 Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-866-950-5863. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings – (Unaudited)

   1As a percentage of net assets.

Investment Objective
The investment objective of the Jones Villalta Opportunity Fund (the “Fund”) is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 to October 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions.  Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Jones Villalta Opportunity Fund	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During the Period Ended October 31, 2010
Actual*	$1,000.00	$953.70	$6.81
Hypothetical**	$1,000.00	$1,018.23	$7.04
*Expenses are equal to the Fund’s annualized expense ratio of 1.38%, multiplied by the average account value over the period, multiplied by 184/365.
** Assumes a 5% return before expenses.

Jones Villalta Opportunity Fund
Schedule of Investments
October 31, 2010

Common Stocks - 99.64%	Shares	Fair Value

Consumer Discretionary - 19.95%
Automobiles
Ford Motor Co. (a)	5,470	$77,291

Hotels, Restaurants & Leisure
MGM Resorts International (a)	5,085	55,579
Royal Caribbean Cruises, Ltd. (a)	1,560	61,682
		117,261
Household Durables
Toll Brothers, Inc. (a)	2,925	52,474

Internet & Catalog Retail
Liberty Media Corp. - Interactive - Class A (a)	3,905	57,638

Media
Comcast Corp. - Class A	2,570	52,891
Walt Disney Co. / The	1,405	50,734
		103,625

Retailing
Gap, Inc. / The	2,465	46,860
Home Depot, Inc. / The	1,635	50,489
		97,349

Energy - 2.73%
Oil, Gas & Consumable Fuels
ConocoPhillips	1,165	69,201

Financials - 25.26%
Banks
Bank of America Corp.	8,290	94,838
Capital One Financial Corp.	1,690	62,986
JPMorgan Chase & Co.	2,430	91,441
Wells Fargo & Co.	3,620	94,410
		343,675

Financials
Citigroup, Inc. (a)	25,245	105,272
Goldman Sachs Group, Inc. / The	695	111,860
		217,132

Insurance
Hartford Financial Services Group, Inc. / The	3,320	79,614

Health Care - 3.64%
Pharmaceuticals, Biotechnology & Life Sciences
Johnson & Johnson	680	43,296
Pfizer, Inc.	2,820	49,068
		92,364

See accompanying notes which are an integral part of there financial statements.

Jones Villalta Opportunity Fund
Schedule of Investments - continued
October 31, 2010

Common Stocks - 99.64% - continued	Shares	Fair Value

Industrials - 6.27%
Industrial Conglomerates
General Electric Co.	6,000	$96,120

Machinery
Caterpillar, Inc.	800	62,880

Information Technology - 26.53%
Communications Equipment
Corning, Inc.	4,035	73,760
NII Holdings, Inc. (a)	1,140	47,663
		121,423

Computers & Peripherals
Dell, Inc. (a)	6,635	95,411

Semiconductors & Semiconductor Equipment
Intel Corp.	4,380	87,907

Software & Services
Microsoft Corp.	2,910	77,522
Oracle Corp.	3,175	93,345
		170,867

Technology Hardware & Equipment
EMC Corp. (a)	4,350	91,393
International Business Machines Corp.	735	105,546
		196,939

Materials - 4.58%
Chemicals
Mosaic Co. / The	795	58,162

Metals & Mining
Alcoa, Inc.	4,415	57,969

Services - 6.70%
Grocery Stores
SUPERVALU, INC.	3,575	38,574

Oil & Gas Drilling
Chesapeake Energy Corp.	1,840	39,928
Transocean Ltd. (a)	1,440	91,238
		131,166

Utilities - 3.98%
Electric Utilities
AES Corp. / The (a)	8,455	100,953

TOTAL COMMON STOCKS (Cost $2,519,040)		2,525,995

See accompanying notes which are an integral part of there financial statements.

Jones Villalta Opportunity Fund
Schedule of Investments - continued
October 31, 2010

Money Market Securities - 0.34%	Shares	Fair Value

Fidelity Institutional Money Market Portfolio, 0.27% (b)	8,693	$8,693

TOTAL MONEY MARKET SECURITIES (Cost $8,693)		8,693

TOTAL INVESTMENTS (Cost $2,527,733) - 99.98%		$2,534,688

Other assets less liabilities - 0.02%		544

TOTAL NET ASSETS - 100.00%		$2,535,232

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at October 31, 2010.

See accompanying notes which are an integral part of there financial statements.

Jones Villalta Opportunity Fund
Statement of Assets and Liabilities
October 31, 2010

Assets:
Investments in securities:
At cost	$2,527,733
At fair value	$2,534,688

Receivable due from Adviser (a)	13,431
Dividends receivable	1,273
Interest receivable	7
Prepaid expenses	13,170
Total assets	2,562,569

Liabilities:
Payable to administrator, fund accountant and transfer agent	7,997
Payable to trustees and officers	1,813
Payable to custodian	392
Other accrued expenses	17,135
Total liabilities	27,337

Net Assets:	$2,535,232

Net Assets consist of:
Paid in capital	$2,044,166
Accumulated net realized gain (loss) on investments	484,111
Net unrealized appreciation (depreciation) on investments	6,955

Net Assets:	$2,535,232

Shares outstanding (unlimited number of shares authorized)	159,878

Net asset value and offering
price per share	$15.86

Redemption price per share ($15.86 * 99%) (b)	$15.70

(a) See Note 4 in the Notes to the Financial Statements.
(b) The Fund charges a 1% redemption fee on shares redeemed within 90 calendar days of purchase.

See accompanying notes which are an integral part of there financial statements.

Jones Villalta Opportunity Fund
Statement of Operations
October 31, 2010

Investment Income
Dividend income	$34,122
Interest income	255
Total Investment Income	34,377

Expenses
Administration expense	37,083
Transfer agent expense	34,751
Registration expense	31,461
Investment adviser fee (a)	28,872
Fund accounting expense	25,000
Legal expense	14,329
Auditing expense	13,999
CCO expense	7,600
Trustee expense	7,099
Custodian expense	5,576
Pricing expense	3,252
Miscellaneous expense	2,340
Insurance expense	1,213
Printing expense	1,008
24f-2 expense	406
Total Expenses	213,989
Less: Fees waived and expenses reimbursed by Adviser (a)	(177,899)
Other expense - Overdraft fee	2,081
Net operating expenses	38,171
Net Investment Income (Loss)	(3,794)

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities	485,624
Change in unrealized appreciation (depreciation) on
investment securities	(444,659)
Net realized and unrealized gain on investment securities	40,965
Net increase in net assets resulting from operations	$37,171

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of there financial statements.

Jones Villalta Opportunity Fund
Statement of Changes In Net Assets

	For the	For the
	Year Ended	Period Ended
Increase (decrease) in net assets:	October 31, 2010	October 31, 2009	(a)
Operations:
Net investment income (loss)	$(3,794)	$2,617
Net realized gain (loss) on investment securities	485,624	16,549
Change in unrealized appreciation (depreciation) on investment securities	(444,659)	451,614
Net increase in net assets resulting from operations	37,171	470,780

Distributions to shareholders:
From net investment income	(1,510)	(3,294)
From net realized gains	(15,875)	-
Total distributions	(17,385)	(3,294)

Capital Share Transactions:
Proceeds from Fund shares sold	3,589,949	1,066,700
Reinvestment of distributions	17,374	3,294
Amount paid for Fund shares redeemed	(2,606,411)	(24,785)
Proceeds from redemption fees	1,839	-
Net increase in net assets resulting
from capital share transactions	1,002,751	1,045,209

Total Increase in Net Assets	1,022,537	1,512,695

Net Assets
Beginning of period	1,512,695	-

End of period	$2,535,232	$1,512,695

Accumulated undistributed net investment income
included in net assets at end of period	$-	$-

Capital Share Transactions
Shares sold	225,604	110,394
Shares issued in reinvestment of distributions	1,151	399
Shares repurchased	(175,886)	(1,784)

Net increase from capital share transactions	50,869	109,009

(a) For the period December 23, 2008 (Commencement of Operations) to October 31, 2009

See accompanying notes which are an integral part of there financial statements.

Jones Villalta Opportunity Fund
Financial Highlights
(For a share outstanding during the period)
	For the		For the
	Year Ended		Period Ended
	October 31, 2010		October 31, 2009	(a)

Selected Per Share Data:
Net asset value, beginning of period	$13.88		$10.00

Income from investment operations:
Net investment income	(0.02)		0.02
Net realized and unrealized gain	2.15		3.89
Total from investment operations	2.13		3.91

Less Distributions to shareholders:
From net investment income	(0.01)		(0.03)
From net realized gains	(0.15)		-
Total distributions	(0.16)		(0.03)

Paid in capital from redemption fees	0.01		-

Net asset value, end of period	$15.86		$13.88

Total Return (b)	15.47%		39.31%	(c)

Ratios and Supplemental Data:
Net assets, end of period (000)	$2,535		$1,513
Ratio of expenses to average net assets	1.32%	(e)	1.25%	(d)
Ratio of expenses to average net assets
before reimbursement	7.48%		16.43%	(d)
Ratio of net investment income (loss) to
average net assets	(0.13)%		0.27%	(d)
Ratio of net investment income (loss) to
average net assets before reimbursement	(6.29)%		(14.91)%	(d)
Portfolio turnover rate	100.97%		10.84%

(a) For the period December 23, 2008 (Commencement of Operations) to October 31, 2009
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Not annualized.
(d) Annualized.
(e) Due to overdraft fees, the Fund is above the 1.25% cap noted in the prospectus

See accompanying notes which are an integral part of there financial statements.

Jones Villalta Opportunity Fund
Notes to the Financial Statements
October 31, 2010

NOTE 1. ORGANIZATION

The Jones Villalta Opportunity Fund (the “Fund”) was organized as a diversified separate series of Unified Series Trust (the “Trust”) on November 10, 2008 and commenced operations on December 23, 2008.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees of the Trust ( the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is one of a series of funds currently authorized by the Trustees.  The investment adviser to the Fund is Jones Villalta Asset Management, LLC (the “Adviser”).  The investment objective of the Jones Villalta Opportunity Fund (the “Fund”) is long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the year ended October 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. federal tax authorities for all years since inception.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the year ended October 31, 2010, the Fund reclassified distributions paid in the amount of $1,510 from ordinary income to long-term capital gains.

Redemption Fees – The Fund charges a 1.00% redemption fee for shares redeemed with 90 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Jones Villalta Opportunity Fund
Notes to the Financial Statements - continued
October 31, 2010

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive.  When this happens, the security will be classified as a Level 2 security.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board.  These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund.  These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities.  If the Adviser decides that a price provided by the pricing service does not accurately reflect

Jones Villalta Opportunity Fund
Notes to the Financial Statements - continued
October 31, 2010

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2010:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$2,525,995	$-	$-	$2,525,995

Money Market Securities	8,693	-	-	8,693

Total	$2,534,688	$-	$-	$2,534,688
* Refer to Schedule of Investments for industry classifications

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.  The Fund did not hold any derivative instruments during the reporting period.

Jones Villalta Opportunity Fund
Notes to the Financial Statements - continued
October 31, 2010

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average net assets.  For the year ended October 31, 2010, the Adviser earned fees of $28,872 from the Fund before the waiver and reimbursement described below.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses through February 28, 2011 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary litigation expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Fund invests) do not exceed 1.25% of the Fund’s average daily net assets. For the year ended October 31, 2010, the Adviser waived fees and/or reimbursed expenses of $177,899. At October 31, 2010, the Adviser owed the Fund $13,431, for the excess of expenses waived by the Adviser over management fees accrued at year-end.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation described above.  The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at October 31, 2010 are as follows:

Recoverable through
Amount	October 31,

$149,791	2012
177,899	2013

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the year ended October 31, 2010, HASI earned fees of $37,083 for administrative services provided to the Fund. At October 31, 2010, the Fund owed HASI $3,000 for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian.  For the year ended October 31, 2010, the Custodian earned fees of $5,576 for custody services provided to the Fund. At October 31, 2010, the Fund owed the Custodian $392 for custody services.

The Trust also retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the year ended October 31, 2010, HASI earned fees of $20,031 from the Fund for transfer agent services and $14,720 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the year ended October 31, 2010, HASI earned fees of $25,000 from the Fund for fund accounting services.  At October 31, 2010, the Fund owed HASI $1,665 for transfer agent services, $1,249 in reimbursement of out-of-pocket charges and $2,083 for fund accounting services.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts.  The Fund and/or the Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. The Plan is not currently activated, but may be activated at any time after February 28, 2011, upon notice to shareholders.

Jones Villalta Opportunity Fund
Notes to the Financial Statements - continued
October 31, 2010

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares.  There were no payments made to the Distributor by the Fund for the year ended October 31, 2010. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor; such persons may be deemed to be affiliates of the Distributor.

NOTE 5.  INVESTMENTS

For the year ended October 31, 2010, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases	Amount
U.S. Government Obligations	$-
Other	3,792,436
Sales
U.S. Government Obligations	$-
Other	2,758,877

At October 31, 2010, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Appreciation	$207,722
Gross (Depreciation)	(203,396)

Net Appreciation
on Investments	$4,326

At October 31, 2010, the aggregate cost of securities for federal income tax purposes was $2,530,362.

NOTE 6.  ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At October 31, 2010, JRJ Investment Fund, Ltd. held, in an omnibus account for the benefit of others, 35.09% of the Fund’s shares and The Albany Foundation held, in an omnibus account for the benefit of others, 35.64% of the Fund’s shares. As a result, JRJ Investment Fund, Ltd. and The Albany Foundation may each be deemed to control the Fund.

Jones Villalta Opportunity Fund
Notes to the Financial Statements - continued
October 31, 2010

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

The tax characterization of distributions for the fiscal years ended October 31, 2010 and 2009 was as follows:

	2010	2009
Distributions paid from:
Ordinary Income	$17,385	$3,294

On December 28, 2010, the Fund paid a long-term capital gain distribution of $1.4532 per share to shareholders of record on December 27, 2010.

At October 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed long-term capital gain	$486,740
Unrealized appreciation (depreciation)	4,326

$491,066

At October 31, 2010, the difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of wash sale losses in the amount of $2,629.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Jones Villalta Opportunity Fund
(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Jones Villalta Opportunity Fund, a series of the Unified Series Trust, as of October 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two periods in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jones Villalta Opportunity Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two periods in the period then ended, and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
December 30, 2010

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 63) Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005.

Stephen A. Little (Age - 64) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.
Daniel J. Condon (Age - 59) Independent Trustee, December 2002 to present
President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004 ; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.

Ronald C. Tritschler (Age - 58) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.

Kenneth G.Y. Grant (Age – 60) Independent Trustee, May 2008 to present
Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004)  and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 54)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Melissa K. Gallagher (Age - 44) President, November 2009 to present
Senior Vice President of Huntington Asset Services, Inc., the Trust’s Administrator; President and Treasurer of Unified Financial Securities, Inc., the Trust’s Distributor; Employed in various positions with Huntington Asset Services, Inc. and Unified Financial Securities, Inc., since September 2000.

John C. Swhear (Age - 49) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 35) Treasurer and Chief Financial Officer, November 2008 to present
Vice President of Fund Accounting, Financial and Tax Reporting for Huntington Asset Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008.

Lynn E. Wood (Age - 63) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005.
Tara Pierson (Age - 35) Secretary, May 2010 to present
Employed by Huntington Asset Services, Inc., the Trust’s administrator, since February 2000; Assistant Secretary of the Dividend Growth Trust from March 2006 to present; Assistant Secretary of the Trust from November 2008 to May 2010.

*    The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN  46208.
**  The Trust currently consists of  25 series.
*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of October 31, 2010.  The Board has reviewed and approved this arrangement.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-866-950-5863 to request a copy of the SAI or to make shareholder inquiries.

FEDERAL TAX INFORMATION (Unaudited)

The form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in the calendar year 2010.  Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.  As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Fund designates 100% of the dividends paid as qualified dividend income eligible for the reduced rate of 15% pursuant to the Internal Revenue Code.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law.  For the Fund’s fiscal 2010 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (866) 950-5863 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS
Melissa K. Gallagher, President
John C. Swhear, Senior Vice-President
Christopher E. Kashmerick, Treasurer and Chief Financial Officer
Tara Pierson, Secretary
Lynn Wood, Chief Compliance Officer

INVESTMENT ADVISOR
Jones Villalta Asset Management, LLC
805 Las Cimas Parkway, Suite 125
Austin, TX 78746

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services,  Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine, LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Marathon Value Portfolio

Annual Report

October 31, 2010

Fund Advisor:

Spectrum Advisory Services Inc.
1050 Crown Pointe Parkway, Suite 750
Atlanta, GA 30338

(800) 788-6086

www.marathonvalue.com

October 31, 2010

Dear Fellow Shareholders:

We are pleased to report another year of strong performance.  For a discussion of Marathon Value Portfolio’s performance during its latest fiscal year ended October 31, 2010, please see “Management’s Discussion & Analysis” in the annual report.

For the past two years, this letter and the Fund’s approach have focused more on the return side of the investment equation because the financial turmoil created opportunities to buy higher quality companies at prices which we believed promised exceptional returns.  In contrast, my letter dated April 30, 2007, talked almost exclusively about risks.  In the year ahead, I expect my focus will be more evenly balanced between risk and returns.

Most recently markets have responded to the threat of excessive money printing by the Federal Reserve and the prospect of accelerated inflation.  As a consequence there has been a rush to get into assets like commodities and stocks, which has buoyed markets, but may create threats to future economic stability.

Looking forward, I think the recent controversy over foreclosure processes may signal the beginning of the end to the prolonged decline in housing prices.  That will, of course, require better decisions by the regulatory authorities and perhaps even a little bit of imagination.  The originators of defective loans must absorb a good deal of these losses. Housing prices, low interest rates, and an increase in expected family formations argue for an end to the surplus of housing which afflicts many areas.  At the same time, credit is not flowing as it should.  Both borrowers and lenders are wary.  Banks are deterred by the rush to establish new risk-based capital standards.  Think of this notion as a fraction.  Loans other than government bonds are the numerator, and shareholder’s investment at cost is the denominator.  So the more loans you put on your books, the more capital you have to raise by retained earnings or by selling stock.  No wonder banks are heavily invested in treasuries.  Large companies, such as many in our portfolio, can raise money in the bond market, but smaller companies find loans hard to negotiate.

We believe that we are well prepared for the next twelve months.  We expect the period will challenge many equity mutual funds. We are confident that Marathon Value Portfolio should again benefit from its flexibility and commitment to value. Interested shareholders and others are encouraged to visit our website at www.marathonvalue.com for additional comments and updates on the Fund.

Sincerely,

Marc S. Heilweil

MANAGEMENT DISCUSSION

Over the last twelve-month period ending October 31, 2010, Marathon Value Portfolio (“Marathon” or “the Fund”) returned + 16.04%.  Marathon’s annualized return since inception (March 28, 2000) is +6.31%.  The comparable total returns for the S&P 500 benchmark are +16.52% and -0.46%.  Since the Fund’s inception, the Fund’s cumulative total return has been +91.12% versus the S&P 500 cumulative total return of -4.74%, for a total return differential of +95.86% for Marathon.

PERFORMANCE SUMMARY
	Calendar 2000*	Calendar 2001	Calendar 2002	Calendar 2003	Calendar 2004	Calendar 2005	Calendar 2006	Calendar 2007	Calendar 2008	Calendar 2009	Year-to-Date 2010 as of 10/31/10	Since Inception as of 10/31/10
Marathon Value Portfolio S&P 500 Index	16.06% -11.67%	4.70% -11.89%	-11.00% -22.10%	26.20% 28.68%	14.03% 10.88%	6.20% 4.91%	11.76% 15.79%	3.10% 5.49%	-23.33% -37.00%	20.29% 26.46%	8.84% 7.84%	91.12% -4.74%

Annualized Total Returns
For the Periods Ended October 31, 2010
	One Year Average	Three Year Average	Five Year Average	Ten Year Average	Since Inception
Marathon Value Portfolio S&P 500 Index	16.04% 16.52%	-1.18% -6.49%	3.58% 1.73%	5.55% -0.02%	6.31% -0.46%

The Total Gross Annual Expense Ratio for the Fund, as disclosed in the Fund’s prospectus is 1.25%.

* March 28, 2000 is the date Spectrum Advisory Services Inc. assumed management of Marathon.  Returns for 2000 are from 03/28/00 through 12/31/00.  Returns are not annualized, except where noted.  The Fund's past performance does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.   Performance data current to the most recent month end may be obtained by visiting www.marathonvalue.com or by calling 1-800-788-6086.  The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains.  It is not possible to invest directly in an index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund's Prospectus contains this and other information about the Fund, and should be read carefully before investing.  You may obtain a current copy of the Fund's Prospectus by visiting www.marathonvalue.com or by calling 1-800-788-6086.

The Fund is distributed by Unified Financial Securities, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208. (Member FINRA.)

The chart above assumes an initial investment of $10,000 made on March 28, 2000 (commencement of Fund operations) and held through October 31, 2010.  The Fund’s return represents past performance and does not guarantee future results.  The line graph and performance table shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

The Fund’s investment objectives, risk, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company and can be obtained by calling
1-800-788-6086 or visiting www.marathonvalue.com.  The prospectus should be read carefully before investing.

The S&P 500 Total Return Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.  The Fund’s portfolio holdings may differ significantly from the securities held in the Index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

This year, as in the previous year, the Fund benefitted from its heavy concentration of holdings in multinational industrial companies.  We have felt for a long time that these companies have done an excellent job in functioning in a world in which both distribution and manufacturing is done across national boundaries.  Companies such as PPG Industries (up 35.9% during the fiscal year), Eaton Corporation (+46.9%), Emerson Electric (+45.4%), and 3M (+14.5%) fall under this category.

While some companies selling durable goods to consumers have benefitted from some temporary demand stimulus, on the whole, we have avoided them.  We did make a timely switch to Honda Motor from Toyota.  Their position as the preeminent motorcycle vendor in the world adds to their luster.  While in Japan, we have continued to experience drag from our overly patient holdings of Tokio Marine Holdings, Inc. (+6.9%) and Mitsubishi UFJ Financial Group (-12.2%).  Japan is the world’s cheapest big stock market, and has seemed determined to stay that way.

Unusual in my career, we invested in companies in American agriculture, the strongest of which has thrived with record crop prices.  Raven Industries (+66.5%) supplies key components for precision agriculture.  Archer Daniels Midland is a large processor of crops and our Powershares Deutsche Bank Agriculture ETF (+16.2%) gave us a way to directly participate in higher crop prices.  Oddly enough, Sheila Bair, FDIC Chairman, and one of the members of the new Financial Stability Oversight Council sees this beacon of prosperity as a threat and has warned that farmland prices might be too high.  The Financial Stability Oversight Council consists almost entirely of bureaucrats and they are almost always backward looking.  It makes you wonder whether the Dodd-Frank Law has been crafted in a realistic manner.

We are puzzled by much of the regulatory response to the banking crisis.  We are therefore very particular in our financial selections.   Our insurance companies, Alleghany (+20.2%), Berkshire Hathaway (+21.2%), and White Mountain (+3.2%) all are known for their conservative investment and value based underwriting.  For banking exposure, we have a more varied strategy.  We are looking to invest in banks which may have unique potential to have a stronger franchise as a result of their industry’s tumult.  US Bancorp (+4.2%) is the banking giant that has avoided the pitfalls of the other huge banks.  First Niagara Financial (-7.7%) has used its unusually strong capital position to build a major bank presence in the Northeast.  Seacoast Banking Corp. of Florida has, on the other hand, suffered major losses in the Florida real estate crash, but has recapitalized itself and will be the dominant community bank in many of its Florida counties.

Looking ahead, economic policy and political factors play a more important role than at almost any other time in history.  All that can safely be expected is that government will take the historic course of printing money to try to improve conditions in the short run.  Given these uncertainties our course is likely to continue to emphasize more stable companies who have demonstrated their capacity to be profitable in many environments.  Around that core, we will look to opportunistically purchase other securities that that we feel are mispriced.  We will also maintain our broad diversification as another avenue to manage risk.

Fund Holdings  (Unaudited)

1Based on net assets.

The investment objective of the Marathon Value Portfolio is to provide shareholders with long-term capital appreciation in a well-diversified portfolio.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov.  The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund Expenses

As a shareholder of the Fund, you incur ongoing costs, consisting solely of management fees, tax expenses, and trustee expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (May 1, 2010) and held for the entire period (through October 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

 Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

Marathon Value Portfolio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 – October 31, 2010
Actual	$1,000.00	$1,018.53	$6.19
Hypothetical (5% return before expenses)	$1,000.00	$1,019.07	$6.20
  *Expenses are equal to the Fund’s annualized expense ratio of 1.22%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Marathon Value Portfolio
Schedule of Investments
October 31, 2010

Common Stocks - 81.01%	Shares	Fair Value

Automobiles, Parts & Equipment - 1.40%
Genuine Parts Co.	8,500	$406,810
Honda Motor Co., Ltd. (b)	3,000	108,090
		514,900

Banking - Financial - 3.79%
B of I Holdings, Inc. (a)	16,400	210,904
First Niagara Financial Group, Inc.	20,000	237,000
Mitsubishi UFJ Financial Group, Inc. (b)	29,100	135,606
Seacoast Banking Corp. of Florida (a)	177,000	221,250
SunTrust Banks, Inc.	11,500	287,730
U.S. Bancorp	12,530	303,226
		1,395,716

Building Materials - 0.44%
Martin Marietta Materials, Inc.	2,000	160,960

Communications, Broadcasting & Cable - 1.82%
Liberty Global, Inc. - Class A (a)	2,000	75,580
SK Telecom Co., Ltd (b)	20,000	368,600
Time Warner, Inc.	7,000	227,570
		671,750

Computer Software & Hardware - 6.02%
Cisco Systems, Inc. (a)	29,000	662,070
Google, Inc. - Class A (a)	600	367,794
International Business Machines Corp.	6,200	890,320
Microsoft Corp.	11,100	295,704
		2,215,888

Consulting Services - 0.66%
SAIC, Inc. (a)	15,700	243,978

Data Services - 3.12%
Automatic Data Processing, Inc.	6,700	297,614
Equifax, Inc.	4,700	155,711
Global Payments, Inc.	7,500	292,200
Total System Services, Inc.	14,500	226,345
Verisk Analytics, Inc. - Class A (a)	6,000	178,860
		1,150,730

Delivery and Freight Services - 1.64%
United Parcel Service, Inc. - Class B	9,000	606,060

Electric Components, Parts & Equipment - 5.79%
Avnet, Inc. (a)	21,600	643,248
Linear Technology Corp.	16,000	515,680
Secom Co., Ltd. (b)	2,800	255,136
Tyco Electronics Ltd.	16,000	506,880
Zebra Technologies Corp. - Class A (a)	5,880	210,386
		2,131,330

Energy - 6.21%
Anadarko Petroleum Corp.	6,000	369,420
ConocoPhillips	6,600	392,040
Exxon Mobil Corp.	5,323	353,820
Noble Corp.	21,500	742,395
Sasol Ltd. (b)	9,500	429,875
		2,287,550

Finance - 0.34%
Reading International, Inc. - Class A (a)	26,300	125,714

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Schedule of Investments - continued
October 31, 2010

Common Stocks - 81.01% - continued	Shares	Fair Value

Healthcare - 6.25%
Alcon, Inc.	2,000	$335,440
Becton, Dickinson & Co.	7,000	528,640
Cardinal Health, Inc.	5,500	190,795
Dionex Corp. (a)	5,200	463,996
Life Technologies Corp. (a)	5,541	278,047
Pharmaceutical Product Development, Inc.	4,000	103,240
St. Jude Medical, Inc. (a)	10,500	402,150
		2,302,308

Household Products - 3.08%
Colgate-Palmolive Co.	2,500	192,800
Kimberly-Clark Corp.	8,000	506,720
Procter & Gamble Co.	6,827	433,992
		1,133,512

Industrial Conglomerates - 11.36%
3M Co.	9,900	833,778
Eaton Corp.	8,800	781,704
Emerson Electric Co.	13,300	730,170
General Electric Co.	18,300	293,166
Leggett & Platt, Inc.	5,200	105,976
Raven Industries, Inc.	14,342	589,743
Tyco International, Ltd.	22,175	848,859
		4,183,396

Industrial Machinery - 4.44%
Graco, Inc.	21,438	737,682
Illinois Tool Works, Inc.	7,200	329,040
Lincoln Electric Holdings, Inc.	9,500	567,720
		1,634,442

Insurance - 5.42%
Alleghany Corp. (a)	2,093	628,905
Aon Corp.	6,000	238,500
Berkshire Hathaway, Inc. - Class B (a)	6,500	517,140
PMI Group, Inc./The (a)	20,000	66,850
Tokio Marine Holdings, Inc. (b)	5,750	161,518
White Mountains Insurance Group, Ltd.	1,200	383,040
		1,995,953

Packaged Foods - 3.77%
Archer-Daniels-Midland Company	12,500	416,500
Campbell Soup Co.	15,000	543,750
Coca-Cola Co./The	7,000	429,240
		1,389,490

Pharmaceuticals - 3.11%
Bristol-Myers Squibb Co.	8,500	228,650
GlaxoSmithKline plc (b)	10,000	390,400
Novo Nordisk A/S (b)	3,100	324,880
Pfizer, Inc.	11,500	200,100
		1,144,030

Publishing & Printing Media - 1.00%
John Wiley & Sons, Inc. - Class A	8,500	366,860

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Schedule of Investments - continued
October 31, 2010

Common Stocks - 81.01% - continued	Shares	Fair Value

Restaurants - 1.77%
McDonald's Corp.	8,400	$653,268

Retail Stores - 4.86%
Bed Bath & Beyond, Inc. (a)	7,000	307,300
Costco Wholesale Corp.	6,300	395,451
Family Dollar Stores, Inc.	2,500	115,425
Lowe's Companies, Inc.	16,500	351,945
Tiffany & Co.	5,000	265,000
Weis Markets, Inc.	9,100	354,536
		1,789,657

Specialty Chemicals - 3.95%
PPG Industries, Inc.	10,600	813,020
Valspar Corp.	20,000	642,000
		1,455,020

Staffing Services - 0.48%
CDI Corp.	12,300	176,259

Utilities - 0.29%
Korea Electric Power Corp. (a) (b)	8,119	107,252

TOTAL COMMON STOCKS (Cost $22,552,299)		29,836,023

Real Estate Investment Trusts - 2.69%

Colony Financial, Inc.	13,650	258,804
EastGroup Properties, Inc.	5,000	202,400
Plum Creek Timber Co., Inc.	14,370	529,391

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $768,484)		990,595

Preferred Stock - 1.02%

E. I. du Pont de Nemours & Co., callable on 01/10/2011 @ $120	4,000	374,000

TOTAL PREFERRED STOCK (Cost $308,578)		374,000

Exchange-Traded Funds - 0.65%

PowerShares DB Agriculture Fund (a)	8,000	237,600

TOTAL EXCHANGE-TRADED FUNDS (Cost $193,422)		237,600

	Principal
Commercial Paper - 4.07%	Amount

Sears Roebuck Acceptance Corp., 1.85%, 11/18/2010	$1,500,000	1,498,718

TOTAL COMMERCIAL PAPER (Cost $1,498,718)		1,498,718

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Schedule of Investments - continued
October 31, 2010
	Principal
Corporate Bonds - 3.05%	Amount	Fair Value

BB&T Corp., 3.100%, 07/28/2011	$400,000	$407,240
CWABS, Inc., 3.256%, 10/25/2032 (d) (f)	27,904	3,241
CWABS, Inc., 0.916%, 04/25/2032 (d) (f)	73,516	43,329
Goldman Sachs Group Inc./The, 5.700%, 09/01/2012	400,000	430,217
IMPAC CMB Trust, 1.156%, 10/25/2033 (e) (f)	158,615	137,980
IMPAC CMB Trust, 1.096%, 9/25/2034 (e) (f)	142,774	102,950
Mississippi Chemical Corp., 7.250%, 11/15/2017 (a) (c)	125,000	-

TOTAL CORPORATE BONDS (Cost $1,222,445)		1,124,957

U.S. Treasury Obligations - 2.80%

U.S. Treasury Note 1.750%, 04/15/2013	1,000,000	1,032,736

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,001,904)		1,032,736

Cash Equivalents - 5.00%	Shares

Huntington Conservative Deposit Account 0.40% (f)	1,843,007	$1,843,007

TOTAL CASH EQUIVALENTS (Cost $1,843,007)		1,843,007

TOTAL INVESTMENTS (Cost $29,388,857) - 100.29%		$36,937,636

Liabilities in excess of other assets - (0.29)%		(106,450)

TOTAL NET ASSETS - 100.00%		$36,831,186

(a) Non-income producing.
(b) American Depositary Receipt.
(c) In default, issuer filed Chapter 11 bankruptcy. This security is currently valued according to fair value procedures approved by the Trust.
(d) Asset-Backed Security.
(e) Collateralized mortgage obligation.
(f) Variable rate securities; the coupon rate shown represents the rate at October 31, 2010.

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Statement of Assets and Liabilities
October 31, 2010

Assets
Investments in securities
At cost	$29,388,857
At fair value	36,937,636

Dividends receivable	43,035
Interest receivable	8,502
Receivable from capital stock sold	2,500
Receivable from tax reclaim	567
Total assets	36,992,240

Liabilities
Payable for investments purchased	128,090
Accrued advisory fees (a)	32,964
Total liabilities	161,054

Net Assets	$36,831,186

Net Assets consist of:
Paid in capital	29,523,086
Accumulated undistributed net investment income (loss)	196,857
Accumulated net realized gain (loss) on investments	(437,536)
Net unrealized appreciation (depreciation) on investments:	7,548,779

Net Assets	$36,831,186

Shares outstanding (unlimited number of shares authorized)	2,393,576

Net Asset Value
Offering and redemption price per share	$15.39

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Statement of Operations
For the year ended October 31, 2010

Investment Income
Dividend income (net of foreign withholding tax of $4,845)	$584,510
Interest income	87,250
Total Income	671,760

Expenses
Investment advisor fee (a)	422,214
Trustee expenses	6,034
Tax expenses	67
Total Expenses	428,315
Expenses waived by advisor (a)	(11,730)
Net operating expenses	416,585
Net Investment Income (Loss)	255,175

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	61,180
Change in unrealized appreciation (depreciation)
on investment securities	4,683,882
Change in unrealized appreciation (depreciation)
on foreign currency translation	32
Net realized and unrealized gain (loss) on investment securities
and foreign currency translation	4,745,094
Net increase (decrease) in net assets resulting from operations	$5,000,269

(a) See Note 4 to the Financial Statements

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Statements of Changes In Net Assets

	Year ended	Year ended
Increase (Decrease) in Net Assets due to:	October 31, 2010	October 31, 2009
Operations
Net investment income (loss)	$255,175	$278,464
Net realized gain (loss) on investment securities	61,180	(466,107)
Change in unrealized appreciation (depreciation) on investments
and foreign currency translation	4,683,914	2,762,370
Net increase (decrease) in net assets resulting from operations	5,000,269	2,574,727

Distributions
From net investment income	(263,370)	(419,428)
From capital gains	-	(30,677)
Change in net assets from distributions	(263,370)	(450,105)

Capital Share Transactions
Proceeds from shares sold	2,652,991	2,529,208
Reinvestment of distributions	262,537	448,095
Amount paid for shares redeemed	(1,623,127)	(1,278,629)
Net increase (decrease) in net assets resulting
from share transactions	1,292,401	1,698,674
Total Increase (Decrease) in Net Assets	6,029,300	3,823,296

Net Assets
Beginning of year	30,801,886	26,978,590

End of year	$36,831,186	$30,801,886

Accumulated undistributed net investment income included in
net assets at end of period	$196,857	$207,980

Capital Share Transactions
Shares sold	185,385	222,166
Shares issued in reinvestment of distributions	18,424	38,603
Shares redeemed	(113,190)	(109,120)

Net increase (decrease) from capital share transactions	90,619	151,649

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Financial Highlights
(For one share outstanding during each period)

	Year ended	Year ended	Year ended	Year ended	Year ended
	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006

Selected Per Share Data

Net asset value, beginning of year	$13.37	$12.54	$16.88	$15.54	$14.31

Income from investment operations
Net investment income	0.11	0.12	0.16	0.16	0.11
Net realized and unrealized gain (loss)	2.02	0.91	(4.01)	1.57	1.45
Total from investment operations	2.13	1.03	(3.85)	1.73	1.56

Less Distributions to shareholders:
From net investment income	(0.11)	(0.19)	(0.18)	(0.11)	(0.10)
From capital gains	-	(0.01)	(0.31)	(0.28)	(0.23)
Total distributions	(0.11)	(0.20)	(0.49)	(0.39)	(0.33)

Net asset value, end of year	$15.39	$13.37	$12.54	$16.88	$15.54

Total Return (a)	16.04%	8.51%	-23.36%	11.30%	11.01%

Ratios and Supplemental Data
Net assets, end of period (000)	$36,831	$30,802	$26,979	$28,081	$24,937
Ratio of expenses to average net assets
before waiver	1.27%	1.28%	1.27%	1.26%	1.27%
Ratio of expenses to average net assets	1.23%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to
average net assets before waiver	0.72%	0.99%	1.13%	0.95%	0.77%
Ratio of net investment income to
average net assets	0.76%	1.02%	1.15%	0.96%	0.79%
Portfolio turnover rate	16.14%	25.53%	41.77%	25.12%	29.03%

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Notes to the Financial Statements
October 31, 2010

NOTE 1. ORGANIZATION

Marathon Value Portfolio (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on December 18, 2002. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  On January 3, 2003, the Fund acquired all of the assets and liabilities of the Marathon Value Portfolio, a series of the AmeriPrime Funds (the “Predecessor Fund”) in a tax-free reorganization. The Predecessor Fund commenced operations on March 12, 1998.  The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is one of a series of funds currently authorized by the Board.  The Fund’s investment objective is to provide long-term capital appreciation in a well-diversified portfolio. Since March 28, 2000, the Fund’s advisor has been Spectrum Advisory Services, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes - The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the year ended October 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2006.

Expenses - Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Foreign Currency - Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Marathon Value Portfolio
Notes to the Financial Statements - continued
October 31, 2010

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

For the year ended October 31, 2010, the Fund made the following reclassifications to increase/(decrease) the components of net assets:

Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)

$1,226	$(2,928)	$1,702

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Generally accepted accounting principles in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock, American Depositary Receipts, preferred stocks, real estate investment trusts, and exchange-traded funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.

Marathon Value Portfolio
Notes to the Financial Statements - continued
October 31, 2010

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive.  When this happens, the security will be classified as a Level 2 security.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board.  These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund.  These securities will be categorized as Level 1 securities.

Fixed income securities, including corporate bonds, asset-backed securities, U.S. Treasury Obligations and commercial paper are valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity) and cash equivalents such as  the Huntington Conservative Deposit Account, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

Marathon Value Portfolio
Notes to the Financial Statements - continued
October 31, 2010

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2010:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$29,836,023	$-	$-	$29,836,023

Real Estate Investment Trusts	990,595	-	-	990,595

Preferred Stocks	374,000	-	-	374,000

Exchange-Traded Funds	237,600	-	-	237,600

Commercial Paper	-	1,498,718	-	1,498,718

Corporate Bonds	-	1,124,957	** 0	1,124,957

U.S. Treasury Obligations	-	1,032,736	-	1,032,736

Cash Equivalents	-	1,843,007	-	1,843,007

Total	$31,438,218	$5,499,418	$-	$36,937,636
* Refer to Schedule of Investments for industry classifications

** The Fund held a Mississippi Chemical Corp. corporate bond during the entire reporting period. The bond was fair valued at $0 during the entire period, and is classified as a Level 3 security. The Fund did not purchase, sell, or hold any other Level 3 securities during the period. The Fund did not hold any derivative instruments during the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Advisor has agreed to provide investment advisory services to the Fund, and to pay most operating expenses of the Fund, in return for a "universal fee."  The Agreement states that the Fund, not the Advisor, is obligated to pay the following expenses:  brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of independent trustees and extraordinary or nonrecurring expenses.  The Agreement does not require the Advisor to pay indirect expenses incurred by the Fund, such as fees and expenses of other investment companies in which the Fund may invest. As compensation for its management services and agreement to pay the Fund’s expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Advisor pays the Fund’s expenses, except those specified above.  For the year ended October 31, 2010, the Advisor earned fees of $422,214 from the Fund before the waiver discussed below.

The Advisor has contractually agreed to waive and/or reimburse the Fund for certain fees and expenses, but only to the extent necessary to maintain the Fund’s total annual operating expenses, except brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, any direct expenses such as expenses incurred by other investment companies in which the Fund may invest and extraordinary litigation expenses, at 1.25% of average daily net assets through February 28, 2011. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund in the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred; provided that the Fund is able to make the repayment without exceeding the above expense limitation. An amount of $5,629 was voluntarily waived by the Adviser. This amount is not subject  for recoupment. For the year ended October 31, 2010, pursuant to the expense cap, the Advisor reimbursed fees of $6,101. At October 31, 2010, the Advisor was owed $32,964 for its advisory services.

Marathon Value Portfolio
Notes to the Financial Statements - continued
October 31, 2010

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at October 31, 2010 are as follows:

Recoverable through
Amount	October 31,

$7,866	2012
6,101	2013

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, fund accounting and transfer agency services, including all regulatory reporting and necessary office equipment and personnel.  The Advisor paid all administrative, transfer agency, and fund accounting fees on behalf of the Fund per the Agreement.  Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”).  A Trustee of the Trust is a member of management of the Custodian.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund for the year ended October 31, 2010. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

NOTE 5. INVESTMENT TRANSACTIONS

For the year ended October 31, 2010, purchases and sales of investment securities, other than short-term investments were as follows:

Purchases
U.S. Government Obligations	$1,002,344
Other	6,766,356

Sales
U.S. Government Obligations	$-
Other	4,753,587

At October 31, 2010, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Amount
Gross Appreciation	$8,265,866
Gross (Depreciation)	(748,497)

Net Appreciation (Depreciation)
on Investments	$7,517,369

At October 31, 2010, the aggregate cost of securities for federal income tax purposes was $29,420,267.

Marathon Value Portfolio
Notes to the Financial Statements - continued
October 31, 2010

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2010, Charles Schwab & Co. held, in an omnibus account for the benefit of others, 78.28% of the Fund’s shares. As a result, Charles Schwab & Co. may be deemed to control the Fund.  Marc S. Heilweil, President of the Advisor, owns 3.94% of the outstanding shares of the Fund as of October 31, 2010.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

On December 28, 2009, the Fund paid an income distribution of $0.1148 per share to shareholders of record on December 24, 2009.

The tax character of distributions paid during the fiscal years 2010 and 2009 were as follows:

	2010	2009
Ordinary income	$263,370	$450,105

At October 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$213,764
Capital Losses carryforward	(423,033)
Unrealized appreciation	7,517,369

$7,308,100

As of September 30, 2010, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and partnership income.

NOTE 9. CAPITAL LOSS CARRYFORWARD

At October 31, 2010, the Fund had available for federal tax purposes an unused capital loss carryforward of $423,033, which is available for offset against future taxable net capital gains. To the extent these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

Amount	Expires October 31,

$423,033	2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Marathon Value Portfolio
(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Marathon Value Portfolio (the “Fund”), a series of the Unified Series Trust, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the Fund’s custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Marathon Value Portfolio as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended,  and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
December 22, 2010

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 63) Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005.

Stephen A. Little (Age - 64) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.
Daniel J. Condon (Age - 59) Independent Trustee, December 2002 to present
President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004 ; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.

Ronald C. Tritschler (Age - 58) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.

Kenneth G.Y. Grant (Age – 61) Independent Trustee, May 2008 to present
Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004)  and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 54)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Melissa K. Gallagher (Age - 44) President, November 2009 to present
Senior Vice President of Huntington Asset Services, Inc., the Trust’s Administrator; President and Treasurer of Unified Financial Securities, Inc., the Trust’s Distributor; Employed in various positions with Huntington Asset Services, Inc. and Unified Financial Securities, Inc., since September 2000.

John C. Swhear (Age - 49) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 35) Treasurer and Chief Financial Officer, November 2008 to present
Vice President of Fund Accounting, Financial and Tax Reporting for Huntington Asset Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008.

Lynn E. Wood (Age - 63) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005.
Tara Pierson (Age - 35) Secretary, May 2010 to present
Employed by Huntington Asset Services, Inc., the Trust’s administrator, since February 2000; Assistant Secretary of the Dividend Growth Trust from March 2006 to present; Assistant Secretary of the Trust from November 2008 to May 2010.

*    The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN  46208.
**  The Trust currently consists of  25 series.
*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of October 31, 2010.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-800-788-6086 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended October 31 is available without charge upon request by (1) calling the Fund at (800) 788-6086 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Kenneth G.Y. Grant
Nancy V. Kelly

OFFICERS
Melissa K. Gallagher, President
John C. Swhear, Senior Vice President
Christopher E. Kashmerick, Chief Financial Officer and Treasurer
Tara Pierson, Secretary
Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR
Spectrum Advisory Services Inc.
1050 Crown Pointe Parkway, Suite 750
Atlanta, GA 30338

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine LLP
312 Walnut St., 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Becker Value Equity Fund

2B

(NASDAQ: BVEFX)

0BAnnual Report

1BOctober 31, 2010

Fund Advisor:

Becker Capital Management, Inc.
1211 SW Fifth Avenue
Suite 2185
Portland, OR  97204

Toll Free: (800) 551-3998

The fiscal year ended October 31, 2010 showed a continuation of the market uptrend dating back to March 2009. The Becker Value Equity Fund (The “Fund”) gained 11.51%, trailing the Russell 1000 Value and S&P 500 indices, which returned 15.71% and 16.54% respectively. Longer term results remain well above the indices. The Fund’s annualized five year return was 3.16% vs. 0.62% and 1.74%, respectively for the aforementioned indices.

In our opinion, the rising market reflects a combination of an ongoing, slow economic recovery augmented by investors choosing equity alternatives to very low yielding money market and bond interest rates. It has long been our belief that this economic recovery would prove frustratingly uneven, despite these low rates, and that has been the case. Corporate profits have generally been better than expected, but this mostly reflects record high corporate profit margins rather than any meaningful improvement in revenues.

Conversely, corporate cash flows have accelerated sharply and cash is building on many corporate balance sheets. Companies have been reluctant to invest these funds in the absence of sales growth. Because this cash earns so little, our suspicion is that managements will come under increasing pressure to deploy excess capital effectively. Potentially, this could lead to an increase in merger/acquisition activity, share buy-backs and dividend increases. All three would presumably prove beneficial to equity investors.

A review of your Fund’s past year performance indicates that, while sector weighting decisions added to results, our individual stock selections underperformed. More specifically, our overweighting of energy issues and underweighting of financial companies augmented results. Pioneer Natural Resources, an energy company, was the Fund’s best single performer, rising 70%. Additionally, 50% increases were registered by companies as diverse as Johnson Controls (auto parts), Emerson Electric (industrial) and Tyco Electronics (connectors). Conversely, investments in Gamestop and Nokia impeded results and both were sold, reflecting our opinion that company fundamentals had deteriorated.

Looking ahead, we expect the economy to remain “slow growing.” Our emphasis remains on companies that can continue to grow even during a muted recovery. Further, we remain committed to only those companies possessing balance sheet strength. Lastly, our analysis also leads to many individual companies that sell to faster growing foreign economies, including China, India and Brazil. Recent purchases that reflect these attributes include Merck (pharmaceutical), Dun and Bradstreet (credit reporting) and ITT (industrial and defense electronics).

Investment Results – (Unaudited)

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Current performance of a Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-551-3998.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Russell 1000 Value Index and The S&P 500® Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company and may be obtained by calling 1-800-551-3998.  Please read it carefully before investing.  The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

Investment Results – continued (Unaudited)

Comparison of the Growth of a $10,000 Investment in the Becker Value Equity Fund, Russell 1000 Value Index, and the S&P 500 Index
Becker Value Equity Fund $14,802
Russell 1000 Value Index $13,211
S&P 500 Index $12,858
Inception Date 11/03/03
Value
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
Oct-03
Apr-04
Oct-04
Apr-05
Oct-05
Apr-06
Oct-06
Apr-07
Oct-07
Apr-08
Oct-08
Apr-09
Oct-09
Apr-10
Oct-10
Date

The chart above assumes an initial investment of $10,000 made on November 3, 2003 (commencement of Fund operations) and held through October 31, 2010. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 1000 Index and S&P 500® Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Indices returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized.

Current performance may be lower or higher than the performance data quoted.  For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-800-551-3998.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS – (Unaudited)

1As a percent of net assets.
2Companies with market capitalizations greater than $1.5 billion.

The investment objective of the Becker Value Equity Fund is long-term capital appreciation.  The Fund invests primarily in common and preferred stock of large or medium-sized companies whose market prices do not reflect the true value of the companies in the opinion of the Fund’s advisor. The Fund will generally select stocks of companies with market capitalizations that exceed $1.5 billion.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.  The Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT THE FUND’S EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for six months from May 1, 2010 to October 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Becker Value Equity Fund
Schedule of Investments
October 31, 2010

Common Stocks - 97.78%	Shares	Value

Air Courier Services - 0.81%
FedEx Corp.	9,900	$868,428

Beverages - 2.17%
Coca-Cola Co. / The	38,000	2,330,160

Biological Products - 1.94%
Amgen, Inc. (a)	36,500	2,087,435

Crude Petroleum & Natural Gas - 5.11%
Devon Energy Corp.	28,025	1,822,186
Pioneer Natural Resources Co.	21,000	1,465,800
Royal Dutch Shell PLC (b)	34,000	2,207,620
		5,495,606

Drilling Oil & Gas Wells - 2.40%
Diamond Offshore Drilling, Inc.	5,000	330,800
Helmerich & Payne, Inc.	25,500	1,090,890
Weatherford International, Ltd. (a)	69,000	1,159,890
		2,581,580

Electric & Other Services Combined - 4.23%
NextEra Energy, Inc.	43,000	2,366,720
Xcel Energy, Inc.	91,710	2,188,201
		4,554,921

Electronic & Other Electrical Equipment - 2.89%
Emerson Electric Co.	19,710	1,082,079
General Electric Co.	126,500	2,026,530
		3,108,609

Electronic Computers - 1.80%
Dell, Inc. (a)	134,400	1,932,672

Electronic Connectors - 1.42%
Tyco International, Ltd.	40,000	1,531,200

Fats & Oils - 4.16%
Archer-Daniels-Midland Co.	62,150	2,070,838
Bunge, Ltd.	40,000	2,402,800
		4,473,638

Fire, Marine & Casualty Insurance - 3.87%
Allstate Corp. / The	62,500	1,905,625
Chubb Corp. / The	39,000	2,262,780
		4,168,405

Food & Kindred Products - 1.02%
Nestle SA (b)	20,105	1,102,759

Hospital & Medical Service Plans - 1.29%
Aetna, Inc.	46,500	1,388,490

Insurance Agents, Brokers & Service - 1.83%
Marsh & McLennan Companies, Inc.	79,000	1,973,420

See accompany notes which are an integral part of these financial statements.

Becker Value Equity Fund
Schedule of Investments - continued
October 31, 2010

Common Stocks - 97.78% - continued	Shares	Value

Life Insurance - 1.89%
MetLife, Inc.	50,500	$2,036,665

Malt Beverages - 1.06%
Molson Coors Brewing Co. - Class B	24,200	1,142,966

Meat Packing Plants - 1.05%
Hormel Foods Corp.	24,595	1,129,403

Motor Vehicles & Passenger Car Bodies - 0.86%
Honda Motor Co., Ltd. (b)	25,700	925,971

National Commercial Banks - 4.84%
Bank of America Corp.	118,000	1,349,920
JPMorgan Chase & Co.	54,000	2,032,020
PNC Financial Services Group, Inc.	16,000	862,400
U.S. Bancorp	40,000	967,200
		5,211,540

Office Machines - 1.19%
Pitney Bowes, Inc.	58,300	1,279,102

Oil, Gas Field Services - 2.27%
Schlumberger, Ltd.	35,000	2,446,150

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.50%
Zimmer Holdings, Inc. (a)	34,000	1,612,960

Paints, Varnishes, Lacquers, Enamels & Allied Products - 1.75%
PPG Industries, Inc.	24,500	1,879,150

Petroleum Refining - 6.27%
Chevron Corp.	26,975	2,228,405
ConocoPhillips	37,500	2,227,500
Murphy Oil Corp.	35,200	2,293,632
		6,749,537

Pharmaceutical Preparations - 3.98%
Abbott Laboratories	37,500	1,924,500
Merck & Co., Inc.	65,000	2,358,200
		4,282,700

Public Building and Related Furniture - 1.97%
Johnson Controls, Inc.	60,200	2,114,224

Pumps & Pumping Equipment - 1.12%
ITT Corp.	25,590	1,207,592

Radio & TV Broadcasting & Communications Equipment - 3.06%
L-3 Communications Holdings, Inc.	28,170	2,033,592
QUALCOMM, Inc.	28,000	1,263,640
		3,297,232

Retail - Family Clothing Stores - 1.50%
Gap, Inc. / The	84,835	1,612,713

Retail - Grocery Stores - 1.45%
Kroger Co. / The	71,000	1,562,000

Retail - Variety Stores - 2.00%
Wal-Mart Stores, Inc.	39,690	2,150,007

See accompany notes which are an integral part of these financial statements.

Becker Value Equity Fund
Schedule of Investments - continued
October 31, 2010

Common Stocks - 97.78% - continued	Shares	Value

Search, Detection, Navigation, Guidance, Aeronautical Systems - 3.50%
Harris Corp.	43,620	$1,971,188
Raytheon Co.	38,900	1,792,512
		3,763,700

Security Brokers, Dealers, & Flotation Companies - 1.78%
Morgan Stanley	77,075	1,916,855

Semiconductors & Related Devices - 1.73%
Intel Corp.	93,000	1,866,510

Services - Consumer Credit Reporting, Collection Agencies - 2.05%
Dun & Bradstreet Corp. / The	29,700	2,209,977

Services - Prepackaged Software - 4.05%
Microsoft Corp.	85,000	2,264,400
Symantec Corp. (a)	129,550	2,096,119
		4,360,519

State Commercial Banks - 1.91%
State Street Corp.	49,200	2,054,592

Surgical & Medical Instruments & Apparatus - 3.01%
Becton, Dickinson & Co.	27,000	2,039,040
Covidien PLC	30,015	1,196,698
		3,235,738

Telephone Communications - (No Radio Telephone) - 4.07%
AT&T, Inc.	74,500	2,123,250
Verizon Communications, Inc.	69,600	2,259,912
		4,383,162

Wholesale - Drugs Proprietaries & Druggists' Sundries - 1.96%
McKesson Corp.	32,000	2,111,360

Wholesale - Electronic Parts & Equipment - 1.02%
Tyco Electronics, Ltd.	34,550	1,094,544

TOTAL COMMON STOCKS (Cost $93,912,238)		105,234,192

Money Market Securities - 2.23%
Federated Government Obligations Fund - Institutional shares, 0.05% (c)	2,394,799	2,394,799

TOTAL MONEY MARKET SECURITIES (Cost $2,394,799)		2,394,799

TOTAL INVESTMENTS (Cost $96,307,037) - 100.01%		$107,628,991

Liabilities in excess of other assets - (0.01)%		(4,838)

TOTAL NET ASSETS - 100.00%		$107,624,153

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Variable Rate Security; the money market rate shown represents the rate at October 31, 2010.

See accompany notes which are an integral part of these financial statements.

Becker Value Equity Fund
Statement of Assets and Liabilities
October 31, 2010

Assets
Investment in securities:
At cost	$96,307,037
At value	$107,628,991

Dividends receivable	164,019
Receivable for Fund shares sold	13,144
Prepaid expenses	7,762
Interest receivable	122
Total assets	107,814,038

Liabilities
Payable to Advisor (a)	62,310
Payable for Fund shares redeemed	87,145
Payable to administrator, fund accountant, and transfer agent	15,204
Payable to trustees and officers	1,113
Payable to custodian	1,548
Other accrued expenses	22,565
Total liabilities	189,885

Net Assets	$107,624,153

Net Assets consist of:
Paid in capital	$100,813,960
Accumulated undistributed net investment income (loss)	969,788
Accumulated net realized gain (loss) from investment transactions	(5,481,549)
Net unrealized appreciation (depreciation) on investments	11,321,954

Net Assets	$107,624,153

Shares outstanding (unlimited number of shares authorized)	8,809,436

Net asset value and offering price per share	$12.22

Redemption price per share (b) (NAV * 99%)	$12.10

(a) See Note 4 in the Notes to the Financial Statements.
(b) The redemption price per share reflects a redemption fee of 1.00%
on shares redeemed within 30 calendar days of purchase.

See accompany notes which are an integral part of these financial statements.

Becker Value Equity Fund
Statement of Operations
For the fiscal year ended October 31, 2010

Investment Income
Dividend income (Net of foreign withholding taxes of $30,390)	$2,063,167
Interest income	1,846
Total Income	2,065,013

Expenses
Investment Advisor fee (a)	819,000
Administration expenses	85,609
Fund accounting expenses	43,454
Transfer agent expenses	41,783
Legal expenses	21,645
Registration expenses	20,970
Custodian expenses	16,004
Audit expenses	14,001
Trustee expenses	8,829
CCO expenses	7,785
Insurance expense	7,721
Pricing expenses	4,682
Report printing expense	3,778
24f-2 expense	3,204
Miscellaneous expenses	1,046
Other expenses	1,027
Total Expenses	1,100,538
Fees waived by Advisor (a)	(184,157)
Net operating expenses	916,381
Net Investment Income (Loss)	1,148,632

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	1,622,516
Change in unrealized appreciation (depreciation) on investment securities	7,383,912
Net realized and unrealized gain (loss) on investment securities	9,006,428
Net increase (decrease) in net assets resulting from operations	$10,155,060

(a) See Note 4 in the Notes to the Financial Statements.

See accompany notes which are an integral part of these financial statements.

Becker Value Equity Fund
Statements of Changes In Net Assets

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations
Net investment income (loss)	$1,148,632	$1,058,036
Net realized gain (loss) on investment securities	1,622,516	(6,150,528)
Change in unrealized appreciation (depreciation) on investment securities	7,383,912	16,179,554
Net increase (decrease) in net assets resulting from operations	10,155,060	11,087,062

Distributions
From net investment income	(988,950)	(779,308)
Total distributions	(988,950)	(779,308)

Capital Share Transactions
Proceeds from shares sold	32,528,483	31,334,759
Reinvestment of distributions	688,745	507,548
Amount paid for shares redeemed	(16,721,178)	(17,727,265)
Proceeds from redemption fees collected (a)	17	535
Net increase (decrease) in net assets resulting
from share transactions	16,496,067	14,115,577

Total Increase (Decrease) in Net Assets	25,662,177	24,423,331

Net Assets
Beginning of year	81,961,976	57,538,645

End of year	$107,624,153	$81,961,976

Accumulated undistributed net investment income
included in net assets at end of period	$969,788	$809,096

Capital Share Transactions
Shares sold	2,769,463	3,375,174
Shares issued in reinvestment of distributions	58,918	57,028
Shares redeemed	(1,414,688)	(1,873,322)

Net increase (decrease) from capital share transactions	1,413,693	1,558,880

(a) The Fund charges a redemption fee of 1.00% on
shares redeemed within 30 calendar days of purchase.

See accompany notes which are an integral part of these financial statements.

Becker Value Equity Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year	Year	Year		Year	Year
	ended	ended	ended		ended	ended
	10/31/2010	10/31/2009	10/31/2008		10/31/2007	10/31/2006

Selected Per Share Data
Net asset value, beginning of year	$11.08	$9.86	$15.17		$14.20	$12.59

Income from investment operations:
Net investment income (loss)	0.13	0.14	0.13		0.16	0.14
Net realized and unrealized gains (losses)	1.14	1.20	(4.37)		1.40	2.05
Total income (loss) from investment operations	1.27	1.34	(4.24)		1.56	2.19

Less Distributions to Shareholders:
From net investment income	(0.13)	(0.12)	(0.16)		(0.14)	(0.08)
From net realized gain	-	-	(0.91)		(0.45)	(0.50)
Total distributions	(0.13)	(0.12)	(1.07)		(0.59)	(0.58)

Paid in capital from redemption fees (a)	-	-	-		-	-

Net asset value, end of year	$12.22	$11.08	$9.86		$15.17	$14.20

Total Return (b)	11.51%	13.91%	-29.83%		11.18%	17.91%

Ratios and Supplemental Data
Net assets, end of year (000)	$107,624	$81,962	$57,539		$68,211	$51,439
Ratio of expenses to average net assets	0.95%	0.95%	0.99%	(c)	1.00%	1.00%
Ratio of expenses to average net assets
before waiver & reimbursement	1.14%	1.36%	1.33%		1.31%	1.43%
Ratio of net investment income to
average net assets	1.19%	1.62%	1.10%		1.14%	1.15%
Ratio of net investment income to average
net assets before waiver & reimbursement	1.00%	1.21%	0.76%		0.83%	0.72%
Portfolio turnover rate	18.29%	44.97%	45.97%		38.95%	30.47%

(a) Redemption fees resulted in less than $0.005 per share in each period.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Effective September 1, 2008, the Advisor contractually agreed to lower the Fund's expense cap to 0.95%.
Prior to September 1, 2008, the Fund's expense cap was 1.00%.

See accompany notes which are an integral part of these financial statements.

Becker Value Equity Fund
Notes to the Financial Statements
October 31, 2010

NOTE 1.  ORGANIZATION

The Becker Value Equity Fund (the “Fund”) was organized as a diversified series of the Unified Series Trust (the “Trust”) on June 9, 2003.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Fund is one of a series of funds currently authorized by the Board.  The Fund commenced operations on November 3, 2003.  The investment advisor to the Fund is Becker Capital Management, Inc. (the “Advisor”).  The investment objective of the Fund is to provide long-term capital appreciation.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended October 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2006.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the fiscal year ended October 31, 2010, there were no such material reclassifications.

Becker Value Equity Fund
Notes to the Financial Statements - continued
October 31, 2010

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks and American Depositary Receipts, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.  Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive.  When this happens, the security will be classified as a Level 2 security.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board.  These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund.  These securities will be categorized as Level 1 securities.

Becker Value Equity Fund
Notes to the Financial Statements - continued
October 31, 2010

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2010:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$105,234,192	$-	$-	$105,234,192

Money Market Securities	2,394,799	-	-	2,394,799

Total	$107,628,991	$-	$-	$107,628,991
* Refer to Schedule of Investments for industry classifications

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.  The Fund did not hold any derivative instruments during the reporting period.

Becker Value Equity Fund
Notes to the Financial Statements - continued
October 31, 2010

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s average net assets. For the fiscal year ended October 31, 2010, before the waiver described below, the Advisor earned a fee of $819,000 from the Fund.  The Advisor has contractually agreed through February 28, 2011 to waive its management fee and/or reimburse certain Fund operating expenses so that the total annual Fund operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), taxes, any indirect expenses such as expenses incurred by other investment companies in which the Fund may invest,  and extraordinary litigation expenses do not exceed 0.95% of the Fund’s average daily net assets. For the fiscal year ended October 31, 2010, the Advisor waived fees of $184,157.  At October 31, 2010, the Advisor was owed $62,310 from the Fund for advisory services.

Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the applicable expense limitations in place at the time of the waiver and any expense limitation in place at the time of repayment.  The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at October 31, 2010 are as follows:

Recoverable through
Amount	October 31,

$206,122	2011
$270,984	2012
$184,157	2013

For the fiscal year ended October 31, 2010, $193,400 of prior year waivers expired and are no longer subject to recoupment by the Advisor.

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel.  For the fiscal year ended October 31, 2010, HASI earned fees of $85,609 for administrative services provided to the Fund.  At October 31, 2010, the Fund owed HASI $7,456 for administrative services.  Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Fund and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”).  A Trustee of the Trust is a member of management of the Custodian. For the fiscal year ended October 31, 2010, the Custodian earned fees of $16,004 for custody services provided to the Fund.  At October 31, 2010, the Fund owed the Custodian $1,548 for custody services.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended October 31, 2010, HASI earned fees of $16,960 from the Fund for transfer agent services and $24,823 in reimbursement of out-of-pocket expenses incurred in providing transfer agent services. For the fiscal year ended October 31, 2010, HASI earned fees of $43,454 from the Fund for fund accounting services.  At October 31, 2010, the Fund owed Unified $1,429 for transfer agent services, $2,269 in reimbursement of out-of-pocket expenses, and $4,050 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares.  There were no payments made to the Distributor by the Fund for the fiscal year ended October 31, 2010.  A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

Becker Value Equity Fund
Notes to the Financial Statements - continued
October 31, 2010

NOTE 5.  INVESTMENT TRANSACTIONS

For the fiscal year ended October 31, 2010, purchases and sales of investment securities, other than short-term investments were as follows:

Amount
Purchases
U.S. Government Obligations	$-
Other	33,150,838
Sales
U.S. Government Obligations	$-
Other	16,716,316

At October 31, 2010, the appreciation (depreciation) of investments for tax purposes was as follows:

Amount
Gross Appreciation	$14,635,879
Gross (Depreciation)	(3,454,702)
Net Appreciation
(Depreciation) on Investments	$11,181,177

At October 31, 2010, the aggregate cost of securities for federal income tax purposes, was $96,447,814.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  At October 31, 2010, Commercial Properties, for the benefit of others, owned 25.44% of the outstanding shares of the Fund.  Thus, Commercial Properties may be deemed to control the Fund.

Becker Value Equity Fund
Notes to the Financial Statements - continued
October 31, 2010

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

On December 23, 2009, the Fund paid an income distribution of $0.1290 per share to shareholders of record on December 22, 2009.

The tax character of distributions paid for the fiscal years ended October 31, 2010 and 2009 were as follows:

Distributions paid from:	2010	2009
Ordinary Income	$988,950	$779,308
	$988,950	$779,308

On December 23, 2010, the Fund paid an income distribution of $0.1481 per share to shareholders of record on December 22, 2010.

At October 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$1,002,810
Capital loss carryforward	(5,373,794)
Unrealized appreciation (depreciation)	11,181,177

$6,810,193

At October 31, 2010, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales in the amount of $107,755.

NOTE 9.  CAPITAL LOSS CARRYFORWARD

At October 31, 2010, the Fund had available for federal tax purposes unused capital loss carryforwards of $5,373,794, which are available to offset future realized gains.  To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.  The carryforward expires as follows:

Amount                                           Expires October 31,
$5,373,794                                                      2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Becker Value Equity Fund
(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Becker Value Equity Fund (the “Fund”), a series of the Unified Series Trust, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Becker Value Equity Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
December 30, 2010

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 63) Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from September 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 64) Chairman, December 2004 to present; Independent Trustee, December 2002 to present
President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 60) Independent Trustee, December 2002 to present
President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004 ; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005;  Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 58) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 61) Independent Trustee, May 2008 to present
Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004)  and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 54)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Melissa K. Gallagher (Age - 44) President, November 2009 to present
Senior Vice President of Huntington Asset Services, Inc., the Trust’s Administrator; President and Treasurer of Unified Financial Securities, Inc., the Trust’s Distributor; Employed in various positions with Huntington Asset Services, Inc. and Unified Financial Securities, Inc., since September 2000.

John C. Swhear (Age - 48) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 35) Treasurer and Chief Financial Officer, November 2008 to present
Vice President of Fund Accounting, Financial and Tax Reporting for Huntington Asset Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Senior Accounting Analyst, Accounting Analyst and Fund Balancing Supervisor, from May 2000 through February 2005.

Lynn E. Wood (Age - 63) Chief Compliance Officer, October 2004 to present
Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of  CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor,  from September 2000 to December 2004; Director of Compliance of Huntington Asset Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000 to October 2004.

Tara Pierson (Age - 35) Secretary, June 2010 to present; Assistant Secretary, November 2008 to May 2010	Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present.
*    The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN  46208.
**  The Trust currently consists of  25 series.
*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of October 31, 2010.  The Board has reviewed and approved this arrangement.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at 1-800-551-3998 to request a copy of the SAI or to make shareholder inquiries.

FEDERAL TAX INFORMATION (Unaudited)
The form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in the calendar year 2010.  Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.  As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Fund designates 100%  of the dividends paid as qualified dividend income eligible for the reduced rate of 15% pursuant to the Internal Revenue Code.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law.  For the Fund’s fiscal 2010 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Management Agreement Renewal (Unaudited)

The approval of the Amended and Restated Management Agreement (the “Agreement”) for the Fund was considered by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively the “Trustees,” each a “Trustee”) at an in-person meeting held August 8-9, 2010.  The Chairman of the Board noted that on July 26, 2010, the Advisor Contract Renewal Committee (“Committee”) convened to consider the renewal of these management agreements and to conduct interviews of the Advisor’s portfolio managers and compliance personnel.

The Chairman noted that the Committee had received and reviewed the following materials provided by the Advisor and the Administrator prior to their meeting:  (i) executed copies of the management agreement, and expense cap side letter, if any;  (ii)  the Administrator’s letter to the Advisor requesting detailed information designed to assist the Trustees in their review pursuant to Section 15(c) of the 1940 Act, and the Advisor’s responses thereto; (iii) a memorandum from the Trust’s CCO summarizing the Advisor’s compliance program, including its code of ethics and proxy voting policy; (iv) the Advisor’s most current Form ADV Parts I and II and accompanying schedules, (v) current financial statements for the Advisor; (vi) performance reports provided by the Administrator listing the Funds’ returns for various periods ended June 30, 2010, and comparisons to its benchmark and peer group for the same periods, and (vii) the Administrator’s analysis of each Fund’s advisory fee and total expense ratio (after fee waivers and reimbursements) compared to those of its peer group.  The Chairman noted that after discussing the materials, the Committee had interviewed representatives of each Fund’s Advisor, typically including senior executives, portfolio managers and compliance personnel of the Advisor.  A trustee recalled that he had led the interviews and had asked the questions from the Committee’s standard 15(c) checklist, including but not limited to a request for the Advisor’s current market outlook, a description of any changes in the Advisor’s personnel or operations, and an attribution analysis of the Fund’s performance during the prior year.

The Trustees confirmed that they had received and evaluated such information as they deemed necessary to make their decision.  They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by their independent legal counsel, and their own business judgment, to be relevant.  They noted that this included information that had been provided by the Trust’s CCO and the Administrator to the Board throughout the year at regular quarterly meetings, as well as information that was specifically furnished to the Committee in connection with its review of the management agreements.

The Chairman then summarized the factors considered by the Committee members during their deliberations.  After further discussion, the Trustees confirmed the factors they considered during their review of these Advisors as follows:

(i)           The Nature, Extent and Quality of Services –The Trustees then reviewed the resources provided by the Advisor to the Becker Value Equity Fund, and considered the adequacy of such resources in light of the desire to increase the level of Fund assets, and whether the resources are sufficient to meet performance, compliance and other needs.  The Trustee noted that the Advisor provides the support of two portfolio managers and various administrative staff, including the Advisor’s compliance officer, and determined that the Advisor’s resources appear adequate.  The Trustees also considered that the Advisor was not proposing any changes to the level of services provided to the Fund.  The Trust’s CCO then summarized his review of the Advisor’s compliance policies and procedures and noted that they appeared reasonably designed to prevent violation of federal securities laws.  He confirmed that the Fund’s investment policies and restrictions were consistently complied with during the past year.

(ii)           Fund Performance – The Trustees discussed the Fund’s performance and reviewed other materials provided by the Advisor and the Administrator.  They noted that although the Fund had underperformed its peer group’s average return and its benchmarks (Russell 1000 Value Index and S&P 500 Index) over the one-year and year to date periods, the Fund had outperformed its peer group average and benchmarks for the three- and five-year periods ended June 30, 2010.   They also noted that the Fund currently has a four star Morningstar rating.

(iii)           Fee Rates and Profitability –  The Trustees noted that the Advisor expected to continue capping certain operating expenses of the Fund at 0.95% through February 28, 2012.     They noted the Advisor’s fee (after waiver and reimbursement) was lower than the average advisory fee for the Fund’s peer group.  The Trustees also noted that the Advisor currently is waiving a portion of its advisory fee in order to maintain the Fund’s expense cap and that total Fund expenses (after fee waiver and reimbursement) were lower than its peer group’s average expense ratio.  The Trustees considered that the Advisor had reduced its management fee in the past year.  The Trustees noted that the Advisor’s profitability analysis showed that the Advisor was not realizing a profit from managing the Fund, although the Advisor appeared to be profitable overall and financially sound based on the Trustees’ review of the Advisor’s financial statements for the years ended December 31, 2008 and 2009.   The Trustees considered that in addition to reducing its management fees and capping expenses, the Advisor also has paid certain platform fees to allow the Fund’s shares to be made available on the platforms.  The Trustees considered that the Advisor had entered into so-called “soft dollar” arrangements with brokers that executed Fund transactions but that, according to the Advisor’s report, the average commission rate paid by the Fund to such brokers was identical to commission rates paid by the Advisor’s private accounts for similar transactions and were reasonable in relation to the value of the research services provided.

(iv)           Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees.   The Trustees considered the steps that the Advisor had taken to increase Fund distribution, such as making the Fund available on all major platforms.  The Trustees noted that the Fund had been growing but that it did not appear that the Advisor has begun to realize any significant economies of scale from managing the Fund.

The Committee reviewed the foregoing with the Board, indicating that its members had determined that the Fund’s advisory fee (after fee waivers and reimbursements by the Advisor) was reasonable and that its members were unanimously recommending that the Board renew the Agreement.

After reviewing and discussing the materials and the Committee’s recommendation, the Trustees, including the independent Trustees, unanimously determined that continuation of the Agreement between the Trust and the Advisor is in the best interest of the Fund and its shareholders and voted to continue the Agreement for an additional year.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (800) 551-3998 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES
Gary E. Hippenstiel
Stephen A. Little
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS
Melissa K. Gallagher, President
John C. Swhear, Senior Vice President
Christopher E. Kashmerick, Treasurer
Lynn E. Wood, Chief Compliance Officer
Tara Pierson, Secretary

INVESTMENT ADVISOR
Becker Capital Management, Inc.
1211 SW Fifth Avenue, Suite 2185
Portland, OR  97204

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One U.S. Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine, LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 S. High St.
Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.
Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Item 2. Code of Ethics.

(a)           As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)           For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)           Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)           Accountability for adherence to the code.

(c)           Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)           Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)           Posting:  We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)           Availability:  The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)           The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert.  The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Marathon Value Portfolio:
FY 2010 FY 2009	$11,000 $11,000

Sound Mind Investing Funds:
FY 2010 FY 2009	$23,000 $23,000

              Becker Value Fund:
FY 2010                             $11,500
FY 2009                             $10,500

Jones Villalta Opportunity Fund:
FY 2010 FY 2009	$11,500 $11,500

(b)	Audit-Related Fees
Registrant
               Marathon Value Portfolio:
FY 2010                             $0
FY 2009                             $0

Sound Mind Investing Funds:
FY 2010 FY 2009	$0 $0

               Becker Value Fund:
FY 2010                              $0
FY 2009                              $0

Jones Villalta Opportunity Fund:
FY 2010 FY 2009	$0 $0

(c)	Tax Fees
Registrant

Marathon Value Portfolio:
FY 2010 FY 2009	$2,500 $2,000

Sound Mind Investing Funds:
FY 2010 FY 2009	$5,000 $4,000

              Becker Value Fund:
FY 2010                             $2,500
FY 2009                             $2,000

            Jones Villalta Opportunity Fund:
FY 2010                             $2,500
FY 2009                             $2,000

Nature of the fees:	preparation of the 1120 RIC

(d)	All Other Fees
Registrant

Marathon Value Portfolio:
FY 2010 FY 2009	$0 $0

Sound Mind Investing Funds:
FY 2010 FY 2009	$0 $0

              Becker Value Fund:
FY 2010 FY 2009	$0 $0

Jones Villalta Opportunity Fund:
FY 2010 FY 2009	$0 $0

Nature of the fees:

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:                         0%
Tax Fees:                                           0%
All Other Fees:                                 0%

(f)           During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2010	$ 0	$ 0
FY 2009	$ 0	$ 0

(h)           Not applicable.  The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  NOT APPLICABLE – applies to listed companies only

Item 6.  Schedule of Investments.  NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  NOT APPLICABLE – applies to closed-end funds only

Item 8.  Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  NOT APPLICABLE – applies to closed-end funds only

Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.
(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of November 18, 2010 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)                      Code is filed herewith

(2)
Certifications  by the  registrant's  principal  executive  officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2under the Investment  Company Act of 1940 are filed herewith.

     (3)                      Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Unified Series Trust

By
*/s/ Melissa K. Gallagher
Melissa K. Gallagher, President

Date   1/5/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

*/s/ Melissa K. Gallagher
Melissa K. Gallagher, President

Date   1/5/2011

By
*/s/Christopher E, Kashmerick
Christopher E, Kashmerick, Treasurer

Date   1/5/2011